                              ANNUAL REPORT
                              OCTOBER 31, 2001


PRUDENTIAL
GLOBAL GROWTH FUND

                              FUND TYPE
                              Global stock

                              OBJECTIVE
                              Long-term growth of capital


                              This report is not authorized for
                              distribution to prospective investors
                              unless preceded or accompanied by a
                              current prospectus.

                              The views expressed in this report
                              and information about the Fund's
                              portfolio holdings are for the
                              period covered by this report and
                              are subject to change thereafter.


Prudential Financial is a service
mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                            (LOGO)

Prudential World Fund, Inc.  Prudential Global Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Global Growth Fund
(the Fund) invests primarily in
U.S. and foreign stocks, seeking to
provide long-term growth of
capital. We study cultural, social,
and demographic forces looking for
growth industries. We try to buy
strong companies in these
industries when their earnings
growth potential has not been fully
priced by local stock markets.
Because it invests globally, the
Fund is subject to the special
risks associated with foreign
investments, including currency,
political and social risks, and
illiquidity. There can be no
assurance that the Fund will
achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/01
47.3% United States
19.1  Continental Europe
 9.4  United Kingdom
 7.7  Japan
 3.9  Australia
 2.9  Pacific Basin (excl. Japan)
 9.7  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/01
4.7% Citigroup Inc.
     Banking
3.0  Vodafone Group PLC
     Telecommunications
3.0  Nintendo Co., Ltd.
     Toys
2.9  American Home Products Corp.
     Pharmaceuticals
2.5  Pfizer Inc.
     Pharmaceuticals
2.3  ING Groep NV
     Banking
2.3  USA Networks, Inc.
     Media
2.3  Omincom Group Inc.
     Advertising
2.3  AOL Time Warner Inc.
     Broadcasting & Publishing
2.2  Pharmacia Corp.
     Pharmaceuticals

Holdings are subject to change.

                 www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

Cumulative Total Returns1                As of 10/31/01
                              One      Five     Ten        Since
                             Year     Years    Years     Inception2
Class A                    -30.87%    23.43%   116.57%     114.97%
Class B                    -31.27     19.37    102.13      431.98
Class C                    -31.17     19.30      N/A        44.71
Class Z                    -30.57     25.19      N/A        35.27
Lipper Global Fund Avg.3   -25.93     28.00    114.20        ***

Average Annual Total Returns1            As of 9/30/01
                              One      Five     Ten        Since
                             Year     Years    Years     Inception2
Class A                    -40.12%    2.16%    7.07%        5.82%
Class B                    -39.98     2.39     6.87         9.76
Class C                    -38.57     2.26      N/A         4.34
Class Z                    -36.83     3.48      N/A         4.53

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments
LLC and Lipper Inc. The cumulative
total returns do not take into
account sales charges. The average
annual total returns do take into
account applicable sales charges.
The Fund charges a maximum front-
end sales charge of 5% for Class A
shares. Class B shares are subject
to a declining contingent deferred
sales charge (CDSC) of 5%, 4%, 3%,
2%, 1%, and 1% for six years.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A
shares on a quarterly basis. Class
C shares are subject to a front-end
sales charge of 1% and a CDSC of 1%
for 18 months. Class Z shares are
not subject to a sales charge or
distribution and service (12b-1)
fees. The cumulative and average
annual total returns in the tables
above do not reflect the deduction
of taxes that a shareholder would
pay on fund distributions or
following the redemption of fund
shares.

2 Inception dates: Class A,
1/22/90; Class B, 5/15/84; Class C,
8/1/94; Class Z, 3/1/96.

3 The Lipper Average is unmanaged,
and is based on the average return
for all funds in each share class
for the one-year, five-year, ten-
year, and since inception periods
in the Lipper Global Fund category.
Funds in the Lipper Global Fund
Average invest at least 25% of
their portfolios in securities
traded outside the United States,
and may own U.S. securities as
well.

*** Lipper Since Inception returns
are 136.86% for Class A, 673.73%
for Class B, 65.01% for Class C,
and 37.90% for Class Z, based on
all funds in each share class.
                                   1

(LOGO)                        December 14, 2001

DEAR SHAREHOLDER,
The 12 months ended October 31,
2001--the current reporting period
of the Prudential Global Growth
Fund--was an exceptionally difficult
time for all equity investors.
Share prices fell globally in the
worst bear market since 1973-1974.
This decline was caused in part by
a prior surge in capital investment
and also in inventory in the
telecommunications-related
technology industries, both of
which substantially outran demand.
The share price decline was also,
in part, a correction for prior
enthusiasm for stocks in
technology, media, and
telecommunications (TMT) that
pushed prices to high multiples of
earnings even as earnings
themselves were particularly high.
These industries were widely seen
as the predominant engines of
growth for our time.

As a growth fund, the Prudential
Global Growth Fund had a heavy
focus on technology and media.
Although the Fund had some positive
returns during the year, led by
strong performances by its
financial and retail holdings, its
shares declined substantially.
Shares in growth industries, and in
TMT in particular, are likely to
resume their advances, but we
caution investors not to expect the
kind of extraordinary gains that
characterized the years just before
the turn of the century. By
historical norms, advances in the
mid-teens are above the long-term
average return.

For more about the Fund's
performance, please refer to the
Investment Adviser's Report that
follows.

Sincerely,

David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential Global Growth Fund

Prudential World Fund, Inc.  Prudential Global Growth Fund

Annual Report  October 31, 2001

INVESTMENT ADVISER'S REPORT

A VERY DIFFICULT ENVIRONMENT
This was an extremely negative
market for growth stocks. Earnings
in growth sectors, particularly
technology and capital goods, fell
sharply, and share prices fell even
more so. The decline was largely
the result of the accumulation of
inventories, particularly in the
technology industries. Technology
sales grew so strongly just prior
to 2000 that companies allowed
their inventories to increase so
that they wouldn't be caught short
of supplies. However, a sudden
slowdown in orders left many of
these companies with unsold goods.
Investors who had responded to the
rapid growth of technology
companies by paying ever-increasing
prices for their stocks were now no
longer willing to pay a premium.
Toward the end of the Fund's
reporting period, the events of
September 11 steepened the economic
decline, cementing investors'
conviction that a recession in the
United States was inevitable, if
not already under way. That
conviction was confirmed in
December by the National Bureau of
Economic Research, which declared
that we were indeed in a recession
that began in March 2000.

Historically, the Federal Reserve
(the Fed) has responded to economic
slowdowns by reducing the federal
funds rate (the rate at which banks
make overnight loans to each
other). Lower fed funds rates
influence the broader interest-rate
environment. The Fed reduced the
federal funds rate 11 times in
2001, bringing it to its lowest
level in 40 years. In addition,
Congress passed $40 billion in
relief aid, and is planning further
tax cuts and massive additional
spending. Such monetary and fiscal
prodding has always resulted in a
resumption of economic growth. We
expect better corporate earnings in
the second half of 2002, and expect
the prices of stocks to rise before
then in anticipation of the
turnaround.

TELECOMMUNICATIONS LAY AT THE HEART OF THE DOWNTURN
We believe that the world is now
only in a lull in a long-term
social transformation that is being
driven by the expansion of
telecommunication
services. Young people in Europe,
the United States, and Japan now
                                        3

Prudential World Fund, Inc.  Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings                 As of 10/31/01
-----------------------------------------------------------
4.7%  Citigroup Inc./Banking
      Citigroup is the leading financial
      services company in the United
      States. The firm is widely
      diversified, and its individual
      components--the product of a long
      series of mergers and acquisitions--
      have been well integrated. It is
      among a few dominant global
      investment banks.

3.0  Vodafone Group PLC/Telecommunications
     Vodafone is the world leader in
     mobile telecommunications service,
     with stakes in companies offering
     wireless services in more than two
     dozen countries. We think that the
     expansion of mobile telephony is
     inevitable, and that Vodafone's
     global footprint will give it a
     major advantage as travelers demand
     access from anywhere.

3.0  Nintendo Co., Ltd./Toys
     Nintendo is a leader in video game
     hardware and software. An
     attractive new generation of games
     is being introduced, including the
     GameCube and the Gameboy Advance.
     Nintendo's hardware profit margins
     received a big boost from declining
     semiconductor and liquid crystal
     display prices. Software
     development margins are also
     improving.

2.9  American Home Products Corp./Pharmaceuticals
     American Home Products discovers,
     develops, manufactures,
     distributes, and sells
     pharmaceuticals and consumer
     healthcare products. Having
     launched six new products in the
     last two years, it is poised, in
     our view, to increase its earnings
     15% for the next few years, yet its
     shares sell at only an industry-
     average multiple.

2.5  Pfizer Inc./Pharmaceuticals
     Pfizer Inc., after absorbing
     Warner-Lambert, became the largest
     and fastest-growing drug firm in
     the United States, and the second
     largest in the world. We expect
     annual earnings growth above 20%
     for the next few years. Products
     include Lipitor and Norvasc for
     cardiovascular disease, and Viagra
     for impotence. Products in Pfizer's
     pipeline include an inhalable form
     of insulin.

     Holdings are subject to change.
4
                  www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

communicate through e-mail,
wireless telephones, or text
messages on both wired Internet and
wireless telephone services the way
an earlier generation of American
teens took to the home telephone.
New services for information,
entertainment, and business have
been developing rapidly. In
emerging market countries, wireless
telephones speed up the provision
of ordinary service where the
construction of wired lines has not
kept up with demand. The Fund is
invested in the future of these
industries, both the service
providers and the companies
manufacturing the infrastructure
for these services.

However, some of the largest and
most successful telecommunications
companies are now widely thought to
have overpaid for licenses for new-
generation services, while the
penetration of their new services
and of old services into new
markets is proceeding more slowly
than expected. The result has been
a very steep decline in the stocks
of telecommunication service
providers.

Among our holdings in the services
industry, the wireless service
providers Vodafone Group (see
Comments on Largest Holdings) and
China Mobile were the two stocks
with the largest impacts on the
Fund's return. Vodafone had
recently made some large
investments to expand its range of
operations, including European
licenses for third-generation
services and a $2.5 billion stake
in China Mobile. Investors thought
these would hurt profits. Although
the wireless market in China is
growing quickly, investors feared
the changing regulatory
environment: The government of
China thinks the business has been
too profitable and intends to
introduce competition. China Mobile
also was affected by the general
flight from emerging market stocks
because of the falling global
market. We expect that the rapid
growth of wireless telephony will
keep Vodafone's and China Mobile's
profits on an upward course.

In the aggregate, technology
equipment companies--particularly
those selling to the broadband
(large-capacity networks) and
wireless markets--accounted for a
larger portion of the Fund's
decline. The largest of these
detractors were Solectron, Cisco
Systems, PMC-Sierra, and Nortel
Networks. Solectron is an
electronics contract manufacturer--a
firm that does the actual
production for various technical
companies that focus on
                                  5

Prudential World Fund, Inc.  Prudential Global Growth Fund

Annual Report  October 31, 2001

design and marketing. In addition
to its exposure to the
telecommunications slowdown,
Solectron suffered from several
poorly timed acquisitions. It had
to integrate this new capacity
while demand was falling.
Nonetheless, the acquisitions will
strengthen its position when demand
recovers.

PMC-Sierra designs the
semiconductors for
telecommunications and optical
networking gear made by customers
such as Cisco Systems and Nortel
Networks. We sold our positions in
PMC and Nortel. Extraordinary
growth of its market in 1999 had
forced Cisco to turn away customers
that it didn't have the capacity to
serve. This led to its overordering
components and also entering into
"take or pay" contracts with
suppliers. Cisco's subsequent
inventory write-downs were huge. We
bought our position after Cisco's
shares had dropped to almost half
their peak price, but they
continued to fall. Cisco is the
dominant manufacturer of the
routers (high-speed, high-
volume switches) that are at the
heart of the Internet and other
computer networks, and those
markets are now stabilizing,
although no upturn had begun by the
end of the Fund's reporting period.

We have reduced our overall
exposure to telecommunications-
related stock. In addition to the
companies we already mentioned, the
fiber optics company JDS Uniphase
and the Japanese telecommunication
service provider Nippon Telegraph &
Telephone were significant sales.

THE INTERNET DECLINE REACHED FAR
Oracle Systems, a software company,
was primarily a victim of the
downturn in capital spending.
Oracle had invested in a new
generation of Internet-oriented
applications, and had expected
these sales to drive its growth for
the next few years. However, most
of its potential customers delayed
upgrading their systems after their
profits began to erode, and
Oracle's shares reflected
investors' disappointment that the
benefits of its development efforts
were postponed. We added to our
position after its shares had a
considerable fall, but they
declined further. We expect an
eventual rebound.

          www.PruFN.com  (800) 225-1852

MEDIA STOCKS TOOK A U-TURN
We had a large selection of media
companies--including USA Networks,
AOL Time Warner, Comcast,
Cablevision Systems, Viacom, and
Fox Entertainment in the United
States; TF1 and Vivendi Universal
in France; and Nippon TV Network in
Japan. In the aggregate, they held
up well through most of this
reporting period, making a positive
contribution to the Fund's
performance through the first half
of the review period. When
investors started to realize that
the slowdown might endure for a few
quarters, they abandoned some media
stocks. AOL Time Warner's decline
had the largest impact on the
Fund's return. Its management had
been giving optimistic guidance to
research analysts, and the share
price had risen as a result. When
it reduced its expectations, the
share price corrected very sharply.
When economic growth resumes, we
expect advertising expenditures and
the share prices of companies in
the industry to recover as well.

RETAILERS WERE BUOYED BY CONSUMER CONFIDENCE
Target and Wal-Mart had fallen in
1999 when investors were avoiding
consumer stocks, and we bought them
at favorable prices. Both had
strong positive returns this reporting
period because consumer spending
was the only positive sector of the
U.S. economy. Target was the second
largest positive contributor to the Fund's return. Matalan (United Kingdom), which was added during the period, also eked out a positive contribution.

SOME COMPUTER-RELATED FIRMS ALSO HELD UP
Micron Technologies (semiconductor
chips) made the largest single
positive contribution to the Fund's
return. We sold it when the stock
bounced upward. Electronic Arts
benefited from investors'
anticipation of a new
generation of game machines--Sony's
PlayStation 2, Nintendo's Game
Cube, and Microsoft's X-Box. Our
Nintendo position (see Comments on
Largest Holdings) declined for a
while after we purchased it, but
bounced sharply upward toward the
end of September. The stock
continued its steep upward climb
after the end of our reporting
period. Dell, which we bought and
sold at a profit within the
reporting period, is famous for not
holding inventories, and its share
price reflected its stronger
competitive position as other
personal computer companies were
squeezed.
                           7

Prudential World Fund, Inc.  Prudential Global Growth Fund

Annual Report  October 31, 2001

LOOKING AHEAD
This has been an unusually long and
deep bear market. The big question
now is, "When will the economy (and
profits and stock prices) recover
in the United States and the rest
of the world?" As we write this,
there are some positive signs: the
Fed has made its 11th interest rate
cut of the year; consumer spending
has held up; the terrorist attacks
of September 11 appear to have had
less impact than was originally
feared; and in the past few weeks
we have been hearing from many
businesses that their inventory
corrections are over and production
is beginning to pick up.

We think the coming recovery may be
more balanced than we've had over
the past 15 years, with many
countries and many industries all
doing about equally well. What do
we mean? During the 1990s, world
markets were dominated by the United
States--by the power of newly competitive
U.S. manufacturing in the first half of
the decade, and by the information
technology-driven productivity
miracle of recent years. In the
late 1980s, the story was the rise
of Japan as an economic superpower,
driven by domestic demand and the
service sector. Today, in contrast,
it seems to us that the entrance of
China into the world trading
community, the digital revolution
emanating from the United States,
and the continuing integration of
the European Union are all about
equally compelling ideas.

We have always had wide geographic
reach, but we are now maintaining
exposure to a broader array of
industry groups than we have in
past years. We think we are well-
positioned to benefit from economic
recovery when it arrives. This has
been a difficult two years for
growth investors, and we appreciate
your continued confidence in the
Prudential Global Growth Fund.

Prudential Global Growth Fund Management Team

                    ANNUAL REPORT
                    OCTOBER 31, 2001


PRUDENTIAL
GLOBAL GROWTH FUND
---------------------------------------

                    FINANCIAL STATEMENTS

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2001

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  90.3%
Common Stocks  90.3%
-------------------------------------------------------------------------------------
Australia  3.9%
  2,262,731   BHP Billiton Ltd.                                   $     10,195,990
    603,100   Commonwealth Bank of Australia                             9,068,816
                                                                  ----------------
                                                                        19,264,806
-------------------------------------------------------------------------------------
Finland  1.7%
    412,860   Nokia Oyj                                                  8,638,016
-------------------------------------------------------------------------------------
France  3.2%
     85,136   Altran Technologies SA                                     3,910,618
    206,480   JC Decaux SA(a)                                            1,580,735
      5,704   Schneider Electric SA                                        228,511
     70,303   TotalFinaElf SA, Ser. B                                    9,877,805
                                                                  ----------------
                                                                        15,597,669
-------------------------------------------------------------------------------------
Germany  2.3%
    175,220   Deutsche Boerse AG(b)                                      6,067,951
     19,800   Muenchener Rueckversicherungs-Gesellschaft AG              5,234,019
                                                                  ----------------
                                                                        11,301,970
-------------------------------------------------------------------------------------
Hong Kong  2.9%
  8,283,500   China Merchants Holdings                                   5,256,809
  2,193,700   China Mobile (Hong Kong)(a)                                6,651,376
  2,732,000   Li & Fung Ltd.                                             2,609,396
                                                                  ----------------
                                                                        14,517,581
-------------------------------------------------------------------------------------
Italy  5.7%
    131,861   Banca Populare Di Verona                                   1,046,295
    932,622   Bulgari SpA(b)                                             7,139,809
    412,800   Buzzi Unicem SpA                                           2,754,989
    647,263   Riunione Adriatica di Sicurta SpA(b)                       7,770,929

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    712,200   Telecom Italia SpA(b)                               $      5,946,258
     91,400   Tod's SpA(b)                                               3,498,623
                                                                  ----------------
                                                                        28,156,903
-------------------------------------------------------------------------------------
Japan  7.7%
  1,079,000   Mitsubishi Corp.                                           8,268,469
     96,600   Nintendo Co., Ltd.                                        14,899,783
     73,200   Orix Corp.                                                 6,404,738
  1,765,000   Sanyo Electric Co., Ltd.                                   8,420,897
                                                                  ----------------
                                                                        37,993,887
-------------------------------------------------------------------------------------
Netherlands  3.3%
    456,900   ING Groep NV                                              11,398,900
    167,721   Koninklijke Ahold NV                                       4,722,135
                                                                  ----------------
                                                                        16,121,035
-------------------------------------------------------------------------------------
Spain  1.4%
    723,962   Banco Santander Central Hispano SA                         5,574,987
    264,255   Corporacion Mapfre, Compania Internacional
               de Reaseguros SA                                          1,444,688
                                                                  ----------------
                                                                         7,019,675
-------------------------------------------------------------------------------------
Switzerland  1.5%
      9,134   Serono SA                                                  7,221,584
-------------------------------------------------------------------------------------
United Kingdom  9.4%
    705,720   Brambles Industries, Ltd.                                  3,543,400
    127,400   Celltech Group PLC(a)                                      1,661,942
    725,792   Exel PLC                                                   7,240,863
    705,720   GKN PLC                                                    2,727,468
    289,600   Royal Bank of Scotland Group PLC                           6,928,169
  1,262,600   Tesco PLC                                                  4,452,783
  6,480,976   Vodafone Group PLC                                        14,986,201
  1,109,541   Xansa PLC                                                  4,885,998
                                                                  ----------------
                                                                        46,426,824

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
United States  47.3%
    170,200   AT&T Wireless Services Inc.(a)                      $      2,457,688
     94,200   Alcan Inc.                                                 2,877,810
     80,500   Alcoa Inc.                                                 2,597,735
    253,900   America Movil SA de CV, Ser. L (ADR)(b)                    3,808,500
    254,100   American Home Products Corp.                              14,186,403
    356,200   AOL Time Warner Inc.(a)                                   11,117,002
    139,800   Cablevision Systems Corp., Class A(a)(b)                   4,788,150
    254,800   Cisco Systems, Inc.(a)                                     4,311,216
    512,233   Citigroup Inc.                                            23,316,846
    129,200   Coach, Inc.(a)                                             3,604,680
    170,200   Comcast Corp.(a)                                           6,099,968
    103,200   Electronic Arts Inc.(a)                                    5,310,672
    170,200   Empresa Brasileira de Aeronautica SA (ADR)(b)              2,920,632
    130,700   General Electric Co.                                       4,758,787
     73,400   Goldman Sachs Group, Inc.                                  5,736,944
    119,600   Home Depot, Inc.                                           4,572,308
     75,300   International Business Machines Corp.                      8,137,671
     70,200   Intimate Brands, Inc.(b)                                     796,770
     70,400   Johnson & Johnson                                          4,076,864
    216,600   JP Morgan Chase & Co.                                      7,658,976
     70,200   Limited, Inc.                                                782,730
     69,600   Microsoft Corp.(a)                                         4,047,240
    144,800   Omnicom Group Inc.(b)                                     11,117,744
    504,600   Oracle Corp.(a)(b)                                         6,842,376
     47,300   PepsiCo, Inc.                                              2,303,983
    288,800   Pfizer Inc.                                               12,100,720
    264,900   Pharmacia Corp.                                           10,733,748
    107,200   Schlumberger Ltd.                                          5,190,624
    147,600   Smith International, Inc.(a)                               6,981,480
    544,700   Solectron Corp.(a)(b)                                      6,699,810
    129,500   Sprint Corp. (PCS Group)(a)(b)                             2,887,850
    337,500   Target Corp.                                              10,513,125
    238,800   Telefonos de Mexico SA de CV, Ser. L (ADR)(b)              8,133,528
    164,600   Texas Instruments Inc.                                     4,607,154
    611,600   USA Networks, Inc.(a)(b)                                  11,277,904
     36,300   Viacom, Inc., Class B(a)                                   1,325,313

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     64,400   Wal-Mart Stores, Inc.                               $      3,310,160
     37,200   Whole Foods Market, Inc.(a)(b)                             1,292,700
                                                                  ----------------
                                                                       233,283,811
                                                                  ----------------
              Total long-term investments (cost $451,448,216)          445,543,761
                                                                  ----------------
SHORT-TERM INVESTMENTS  21.7%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Commercial Paper  15.4%
$     4,900   American Electrical Power Co.(c)
               3.00%, 12/7/01                                            4,885,300
     16,000   American Express Credit Corp.(c)
               2.34%, 12/14/01                                          15,955,280
     16,336   Citicorp(c)
               2.65%, 11/1/01                                           16,336,000
              El Paso Natural Gas Co.(c)
        902   3.10%, 11/29/01                                              899,825
      3,800   3.10%, 12/20/01                                            3,783,966
      4,935   Qwest Capital Funding Inc.(c)
               3.00%, 11/16/01                                           4,928,831
      4,900   Reed Elsevier Inc.(c)
               3.05%, 11/1/01                                            4,900,000
      4,625   Sears Roebuck Acceptance Corp.(c)
               3.00%, 12/4/01                                            4,612,281
        585   Tennessee Gas Pipeline Co.(c)
               3.10%, 11/30/01                                             583,539
              Textron Financial Corp.(c)
     10,000   2.65%, 11/20/01                                            9,986,014
      9,000   2.65%, 11/28/01                                            8,982,113
                                                                  ----------------
              Total commercial paper (cost $75,853,149)                 75,853,149
-------------------------------------------------------------------------------------
Time Deposit  0.1%
        283   Bank of Montreal(c)
               2.656%, 11/1/01 (cost $283,000)                             283,000

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Principal
Amount
(000)         Description                                          Value Note (1)
----------------------------------------------------------------------------------------
U.S. Government Securities  1.3%
$     6,650   United States Treasury Bills,
               2.31%, 12/27/01 (cost $6,626,104)                  $      6,629,369
-------------------------------------------------------------------------------------
Repurchase Agreement  4.9%
     24,421   Joint Repurchase Agreement Account,
               2.58%, 11/1/01 (cost $24,421,000; Note 5)                24,421,000
                                                                  ----------------
              Total short-term investments (cost $107,183,253)         107,186,518
                                                                  ----------------
              Total Investments  112.0% (cost $558,631,469)            552,730,279
              Liabilities in excess of other assets  (12.0%)           (59,184,300)
                                                                  ----------------
              Net Assets  100%                                    $    493,545,979
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
The following abbreviations are used in portfolio descriptions:
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakelio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe per Azione (Italian Corporation).
    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of October 31, 2001 was as follows:

Cash & Other Equivalents                           20.4%
Telecommunications                                 10.3
Banking                                             7.9
Financial Services                                  6.6
Media                                               6.0
Retail                                              5.8
Pharmaceuticals                                     5.4
Medical Supplies & Health Care                      4.8
Oil & Gas Exploration & Production                  4.5
Computer Software & Services                        4.2
Electronic Components                               4.0
Food & Beverage                                     3.7
Metals                                              3.4
Toys                                                3.0
Insurance                                           2.9
Computer Services                                   2.6
Advertising                                         2.6
General Trading                                     1.7
Transportation                                      1.5
Building & Construction                             1.5
U.S. Government Securities                          1.3
Miscellaneous - Basic Industry                      1.1
Apparel                                             1.1
Diversified Manufacturing                           1.0
Cable & Pay Television Systems                      1.0
Diversified Operations                              0.7
Manufacturing                                       0.6
Aerospace                                           0.6
Distribution/Wholesalers                            0.5
Cellular Communications                             0.5
Electrical Equipment                                0.5
Retail/Wholesale Food                               0.3
                                                  -----
                                                  112.0
Liabilities in excess of other assets             (12.0)
                                                  -----
                                                  100.0%
                                                  -----
                                                  -----
    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities on
   loan of $76,136,149 (cost $558,631,469)                          $552,730,279
Foreign currency, at value (cost $18,415,739)                         18,380,930
Cash                                                                     656,065
Receivable for Series shares sold                                        367,415
Dividends and interest receivable                                        202,340
Foreign tax reclaim receivable                                           174,643
Receivable for securities lending income                                  97,696
Deferred expenses and other assets                                        13,104
                                                                  ----------------
      Total assets                                                   572,622,472
                                                                  ----------------
LIABILITIES
Payable to broker for collateral for securities on loan               76,136,149
Payable for Series shares reacquired                                   1,677,911
Accrued expenses                                                         331,705
Management fee payable                                                   316,749
Unrealized depreciation on swaps                                         288,494
Distribution fee payable                                                 167,928
Securities lending rebate payable                                        135,783
Withholding taxes payable                                                 15,076
Payable to securities lending agent                                        6,698
                                                                  ----------------
      Total liabilities                                               79,076,493
                                                                  ----------------
NET ASSETS                                                          $493,545,979
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    413,822
   Paid-in capital in excess of par                                  594,816,790
                                                                  ----------------
                                                                     595,230,612
   Net investment loss                                                   (15,076)
   Accumulated net realized loss on investments and
      foreign currency transactions                                  (95,427,890)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (6,241,667)
                                                                  ----------------
Net assets, October 31, 2001                                        $493,545,979
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($304,776,950
      / 24,915,119 shares of common stock issued and
      outstanding)                                                        $12.23
   Maximum sales charge (5% of offering price)                               .64
                                                                  ----------------
   Maximum offering price to public                                       $12.87
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($130,201,406 / 11,598,064 shares of common stock
      issued and outstanding)                                             $11.23
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($16,005,924
      / 1,423,953 shares of common stock issued and
      outstanding)                                                        $11.24
   Sales charge (1% of offering price)                                       .11
                                                                  ----------------
   Offering price to public                                               $11.35
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($42,561,699 / 3,445,037 shares of common stock
      issued and outstanding)                                             $12.35
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $478,482)        $    5,790,914
   Interest                                                             2,723,228
   Income from securities lending (net)                                   357,074
                                                                  ----------------
      Total income                                                      8,871,216
                                                                  ----------------
Expenses
   Management fee                                                       4,664,878
   Distribution fee--Class A                                              884,697
   Distribution fee--Class B                                            1,726,742
   Distribution fee--Class C                                              183,302
   Transfer agent's fees and expenses                                   1,301,000
   Reports to shareholders                                                400,000
   Custodian's fees and expenses                                          390,000
   Registration fees                                                       80,000
   Legal fees and expenses                                                 40,000
   Audit fee                                                               35,000
   Directors' fees and expenses                                            15,000
   Insurance expenses                                                      10,000
   Miscellaneous                                                           10,265
                                                                  ----------------
      Total expenses                                                    9,740,884
                                                                  ----------------
Net investment loss                                                      (869,668)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investments                                                        (62,455,771)
   Swaps                                                              (23,084,451)
   Foreign currency transactions                                       (1,396,224)
                                                                  ----------------
                                                                      (86,936,446)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (146,061,784)
   Swaps                                                                  941,125
   Foreign currency transactions                                          705,434
                                                                  ----------------
                                                                     (144,415,225)
                                                                  ----------------
Net loss on investments and foreign currencies                       (231,351,671)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (232,221,339)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2001                2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $     (869,668)     $   (5,658,897)
   Net realized gain (loss) on investments and
      foreign currency transactions                  (86,936,446)        206,513,079
   Net change in unrealized depreciation on
      investments and foreign currencies            (144,415,225)       (134,194,692)
                                                 ----------------    ----------------
   Net decrease in net assets resulting from
      operations                                    (232,221,339)         66,659,490
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Distributions in excess of net investment
      income
      Class A                                                 --          (2,901,668)
      Class B                                                 --            (788,169)
      Class C                                                 --             (27,278)
      Class Z                                                 --            (553,480)
                                                 ----------------    ----------------
                                                              --          (4,270,595)
                                                 ----------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                        (59,503,575)        (28,389,294)
      Class B                                        (47,086,145)        (27,972,256)
      Class C                                         (3,321,312)         (1,234,352)
      Class Z                                        (10,653,081)         (4,318,040)
                                                 ----------------    ----------------
                                                    (120,564,113)        (61,913,942)
                                                 ----------------    ----------------
Series share transactions (net of share
   conversions) (Note 7)
   Proceeds from shares sold(a)                   $  266,971,242      $  892,337,684
   Net asset value of shares issued in
      reinvestment
      of distributions                               115,786,937          63,560,898
   Cost of shares reacquired                        (314,047,127)       (891,445,112)
                                                 ----------------    ----------------
Net increase in net assets from Series
   share transactions                                 68,711,052          64,453,470
                                                 ----------------    ----------------
Total increase (decrease)                           (284,074,400)         64,928,423
NET ASSETS
Beginning of year                                    777,620,379         712,691,956
                                                 ----------------    ----------------
End of year                                       $  493,545,979      $  777,620,379
                                                 ----------------    ----------------
                                                 ----------------    ----------------

------------------------------
(a) For the year ended October 31, 2001, includes $51,126,220 for shares issued in connection with the acquisition of Prudential Global Genesis Fund, Inc.
    See Notes to Financial Statements                                     19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Jennison International Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sales price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    20

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
                                                                          21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series' basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to
    22

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

the Series securities identical to the loaned securities. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends on the securities loaned and recognizes any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Reclassification of Capital Accounts:    The Series accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $884,293, increase accumulated net realized loss on investments by $7,836,982 and increase paid-in capital by $6,952,689 for realized foreign currency losses, net operating loss and wash sale and post-October currency and capital loss balance from the merger with Prudential Global Genesis Fund, Inc., during the year ended October 31, 2001 (see Note 7 for merger details). Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement for the Series with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PIFM pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75% of the Series' average daily net assets.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The
                                                                          23

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Series.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to
 .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .88 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 2001.

      PIMS has advised the Series that for the year ended October 31, 2001, it received approximately $122,300 and $7,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended October 31, 2001, it received approximately $321,500 and $11,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS, and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC ('PI').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amount pursuant to the SCA during the year ended October 31, 2001.
    24

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended October 31, 2001, the Series incurred fees of approximately $1,135,600 for the services of PMFS. As of October 31, 2001, approximately $95,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of Prudential, is the securities lending agent for the Series. For the year ended October 31, 2001, PSI has been compensated approximately $119,000 for these services of which approximately $6,700 is payable at year-end.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $391,619,405 and $425,128,006, respectively.

      The United States federal income tax basis of the Series' investments at October 31, 2001 was $559,138,510 and, accordingly, net unrealized depreciation for federal income tax purposes was $6,408,231 (gross unrealized appreciation--$50,191,990; gross unrealized depreciation--$56,600,221).

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2001, of approximately $94,920,900, which expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      As of October 31, 2001, the Series had securities on loan with an aggregate market value of $72,876,783. The Fund received $76,136,149 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

      The Series entered into an equity price return swap agreement with Merrill Lynch International. The Series receives the change in the market value of shares of Taiwan Semiconductor, including dividends and the Series pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain/loss on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreement. In addition, the Series will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreement are as follows:
                                                                          25

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

              Termination                    Current        Current
Open Date        Date           Shares        Value          Basis        Depreciation
---------     -----------     ----------    ----------     ----------     ------------
  9/6/01        3/6/02        3,582,600     $6,334,452     $6,622,946      $ (288,494)

Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2001, the Series had a 5.22% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $24,421,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/1/01. The value of the collateral including accrued interest was $159,116,030.

      Greenwich Capital Markets Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,112,700.

      Salomon Smith Barney Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
    26

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  8,793,776    $ 140,774,150
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              2,093,690       32,213,007
Shares issued in reinvestment of distributions               3,557,376       56,668,993
Shares reacquired                                          (12,618,945)    (199,277,767)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         1,825,897       30,378,383
Shares issued upon conversion from Class B                   4,500,649       68,939,101
                                                          ------------    -------------
Net increase in shares outstanding                           6,326,546    $  99,317,484
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                 23,605,336    $ 560,629,691
Shares issued in reinvestment of distributions               1,317,634       29,804,892
Shares reacquired                                          (24,315,105)    (581,636,415)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           607,865        8,798,168
Shares issued upon conversion from Class B                   1,951,403       47,137,526
                                                          ------------    -------------
Net increase in shares outstanding                           2,559,268    $  55,935,694
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                  2,248,060    $  33,416,068
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              1,213,853       17,195,929
Shares issued in reinvestment of distributions               3,072,451       45,195,761
Shares reacquired                                           (4,468,939)     (64,456,300)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         2,065,425       31,351,458
Shares reacquired upon conversion into Class A              (4,884,791)     (68,939,101)
                                                          ------------    -------------
Net decrease in shares outstanding                          (2,819,366)   $ (37,587,643)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  7,648,703    $ 170,944,436
Shares issued in reinvestment of distributions               1,296,268       27,649,390
Shares reacquired                                           (7,988,496)    (177,800,125)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           956,475       20,793,701
Shares reacquired upon conversion into Class A              (2,075,961)     (47,137,526)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,119,486)   $ (26,343,825)
                                                          ------------    -------------
                                                          ------------    -------------
Class C
--------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                    972,551    $  14,093,644
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 86,707        1,228,211
Shares issued in reinvestment of distributions                 223,342        3,283,128
Shares reacquired                                             (927,762)     (13,707,076)
                                                          ------------    -------------
Net increase in shares outstanding                             354,838    $   4,897,907
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  2,475,595    $  55,018,619
Shares issued in reinvestment of distributions                  58,297        1,243,470
Shares reacquired                                           (2,174,909)     (48,553,752)
                                                          ------------    -------------
Net increase in shares outstanding                             358,983    $   7,708,337
                                                          ------------    -------------
                                                          ------------    -------------

                                                                          27

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class Z                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  1,818,547    $  27,561,160
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 31,533          489,073
Shares issued in reinvestment of distributions                 663,696       10,639,055
Shares reacquired                                           (2,374,929)     (36,605,984)
                                                          ------------    -------------
Net increase in shares outstanding                             138,847    $   2,083,304
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  4,349,365    $ 105,744,938
Shares issued in reinvestment of distributions                 214,330        4,863,146
Shares reacquired                                           (3,532,169)     (83,454,820)
                                                          ------------    -------------
Net increase in shares outstanding                           1,031,526    $  27,153,264
                                                          ------------    -------------
                                                          ------------    -------------

Note 7. Acquisition of Prudential Global Genesis Fund, Inc.
On May 30, 2001, the Series acquired all the net assets of Prudential Global Genesis Fund, Inc., pursuant to a plan of reorganization approved by Prudential Global Genesis Fund, Inc.'s shareholders on May 22, 2001.

      The acquisition was accomplished by a tax-free exchange of the following shares:
                     Prudential Global
                    Genesis Fund, Inc.      Series Shares
                      Shares Redeemed           Issued            Value
Class A                   2,594,354             2,093,690      $32,213,007
Class B                   1,556,898             1,213,853       17,195,929
Class C                     111,211                86,707        1,228,211
Class Z                      38,571                31,533          489,073

      Prudential Global Genesis Fund, Inc.'s net assets at that date $51,126,220 including $3,031,782 of unrealized depreciation, were combined with those of the Series. The aggregate net assets of the Series and Prudential Global Genesis Fund, Inc., immediately before the merger were $613,107,091 and $51,126,220, respectively.
    28

       Prudential World Fund, Inc.      Prudential Global Growth Fund

 Financial
    Highlights

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   21.35
                                                                    ----------
Income from investment operations
Net investment income (loss)                                               .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (5.83)
                                                                    ----------
      Total from investment operations                                   (5.82)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (3.30)
                                                                    ----------
      Total distributions                                                (3.30)
                                                                    ----------
Net asset value, end of year                                         $   12.23
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (30.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 304,777
Average net assets (000)                                             $ 353,879
Ratios to average net assets(c):
   Expenses, including distribution fees and service (12b-1
      fees)                                                               1.37%
   Expenses, excluding distribution fees and service (12b-1
      fees)                                                               1.12%
   Net investment income (loss)                                            .06%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  72%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For the fiscal year ended October 21, 2001, the distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  21.19             $  16.16             $  17.27             $  16.62
----------------     ----------------     ----------------     ----------------
        (.09)                (.05)                (.02)                (.01)
        2.25                 5.82                  .82                 1.96
----------------     ----------------     ----------------     ----------------
        2.16                 5.77                  .80                 1.95
----------------     ----------------     ----------------     ----------------
        (.19)                (.14)                (.11)                (.05)
       (1.81)                (.60)               (1.80)               (1.25)
----------------     ----------------     ----------------     ----------------
       (2.00)                (.74)               (1.91)               (1.30)
----------------     ----------------     ----------------     ----------------
    $  21.35             $  21.19             $  16.16             $  17.27
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        9.80%               36.83%                5.71%               12.42%
    $396,870             $339,620             $251,018             $258,080
    $415,035             $298,009             $260,774             $265,380
        1.27%                1.32%                1.38%                1.39%
        1.02%                1.07%                1.13%                1.14%
        (.38)%               (.27)%               (.14)%                .01%
          82%                  59%                  61%                  64%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   20.00
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (5.39)
                                                                    ----------
      Total from investment operations                                   (5.47)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (3.30)
                                                                    ----------
      Total distributions                                                (3.30)
                                                                    ----------
Net asset value, end of year                                         $   11.23
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (31.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 130,201
Average net assets (000)                                             $ 195,461
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1
      fees)                                                               2.00%
   Expenses, excluding distribution fees and service (12b-1
      fees)                                                               1.12%
   Net investment loss                                                    (.58)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  19.98             $  15.26             $  16.42             $  15.96
----------------     ----------------     ----------------     ----------------
        (.24)                (.17)                (.13)                (.12)
        2.12                 5.51                  .78                 1.88
----------------     ----------------     ----------------     ----------------
        1.88                 5.34                  .65                 1.76
----------------     ----------------     ----------------     ----------------
        (.05)                (.02)                (.01)                (.05)
       (1.81)                (.60)               (1.80)               (1.25)
----------------     ----------------     ----------------     ----------------
       (1.86)                (.62)               (1.81)               (1.30)
----------------     ----------------     ----------------     ----------------
    $  20.00             $  19.98             $  15.26             $  16.42
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        8.94%               36.00%                4.95%               11.70%
    $288,418             $310,458             $274,248             $335,007
    $355,100             $297,322             $312,569             $350,518
        1.96%                1.99%                2.06%                2.07%
        1.02%                1.07%                1.13%                1.14%
       (1.07)%               (.96)%               (.82)%               (.68)%

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 19.99
                                                                     --------
Income from investment operations
Net investment loss                                                      (.09)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                         (5.36)
                                                                     --------
      Total from investment operations                                  (5.45)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                           (3.30)
                                                                     --------
      Total distributions                                               (3.30)
                                                                     --------
Net asset value, end of year                                          $ 11.24
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                       (31.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $16,006
Average net assets (000)                                              $18,330
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1
      fees)                                                              2.12%
   Expenses, excluding distribution fees and service (12b-1
      fees)                                                              1.12%
   Net investment loss                                                   (.68)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.
    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  19.97             $  15.25             $  16.41             $  15.96
    --------             --------             --------             --------
        (.24)                (.18)                (.14)                (.11)
        2.11                 5.51                  .78                 1.86
    --------             --------             --------             --------
        1.87                 5.33                  .64                 1.75
    --------             --------             --------             --------
        (.04)                (.01)                  --(c)              (.05)
       (1.81)                (.60)               (1.80)               (1.25)
    --------             --------             --------             --------
       (1.85)                (.61)               (1.80)               (1.30)
    --------             --------             --------             --------
    $  19.99             $  19.97             $  15.25             $  16.41
    --------             --------             --------             --------
    --------             --------             --------             --------
        8.89%               35.94%                4.90%               11.63%
    $ 21,377             $ 14,184             $ 10,698             $ 10,244
    $ 18,886             $ 11,866             $ 10,286             $  9,093
        2.02%                2.07%                2.13%                2.14%
        1.02%                1.07%                1.13%                1.14%
       (1.11)%              (1.02)%               (.90)%               (.75)%

    See Notes to Financial Statements                                     35

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 21.46
                                                                     --------
Income from investment operations
Net investment income (loss)                                              .05
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (5.86)
                                                                     --------
      Total from investment operations                                  (5.81)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                           (3.30)
                                                                     --------
      Total distributions                                               (3.30)
                                                                     --------
Net asset value, end of year                                          $ 12.35
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                       (30.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $42,562
Average net assets (000)                                              $54,387
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1
      fees)                                                              1.12%
   Expenses, excluding distribution fees and service (12b-1
      fees)                                                              1.12%
   Net investment income (loss)                                           .32%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
    36                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  21.29             $  16.23             $  17.35             $  16.65
    --------             --------             --------             --------
        (.02)                  --                  .02                  .04
        2.23                 5.84                  .82                 1.96
    --------             --------             --------             --------
        2.21                 5.84                  .84                 2.00
    --------             --------             --------             --------
        (.23)                (.18)                (.16)                (.05)
       (1.81)                (.60)               (1.80)               (1.25)
    --------             --------             --------             --------
       (2.04)                (.78)               (1.96)               (1.30)
    --------             --------             --------             --------
    $  21.46             $  21.29             $  16.23             $  17.35
    --------             --------             --------             --------
    --------             --------             --------             --------
        9.97%               37.25%                5.97%               12.72%
    $ 70,956             $ 48,430             $ 36,338             $ 44,412
    $ 77,989             $ 42,312             $ 41,799             $ 46,545
        1.02%                1.07%                1.13%                1.14%
        1.02%                1.07%                1.13%                1.14%
        (.08)%               (.02)%                .12%                 .27%

    See Notes to Financial Statements                                     37

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2001
    38

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Supplemental Proxy Information (Unaudited)

      A meeting of the Series' shareholders was held on March 28, 2001, in conjunction with the shareholder meetings for certain other funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:
(1) To elect the following nine individuals to serve on the Series' Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Series' retirement policy. The Series' retirement policy calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Delayne Dedrick Gold
    - Robert F. Gunia
    - Robert E. LaBlanc
    - David R. Odenath, Jr.
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Nancy H. Teeters
    - Clay T. Whitehead
(2) To approve a new subadvisory agreement between PIFM and Jennison.
(3) To permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.
(4) To approve an amendment to the management agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.
(5) To approve an amendment to certain fundamental investment restrictions and policies of the Series.
(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Series for the current fiscal year.
                                                                          39

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                 Votes          Votes
            Restrictions/Auditor             for          Against       Abstentions
        -----------------------------    -----------     ----------     -----------
(1)     Delayne Dedrick Gold              21,691,285             --        566,288
        Robert F. Gunia                   21,738,155             --        519,418
        Robert E. LaBlanc                 21,734,184             --        523,389
        David R. Odenath, Jr.             21,728,038             --        529,535
        Judy A. Rice                      21,732,134             --        525,439
        Robin B. Smith                    21,691,361             --        566,212
        Stephen Stoneburn                 21,729,091             --        528,482
        Nancy H. Teeters                  21,714,951             --        542,622
        Clay T. Whitehead                 21,717,260             --        540,313
(2)     New Subadvisory Agreement         21,074,940        492,724        689,910
(3)     PIFM                              15,436,792      1,412,825        724,325
(4)     PIFM                              20,478,767      1,023,401        755,406
(5a)    Series Diversification            16,215,131        681,992        676,820
(5b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                           15,776,462      1,061,313        736,167
(5c)    Buying and Selling Real
         Estate                           15,943,272        917,088        713,583
(5d)    Buying and Selling
         Commodities and Commodity
         Contracts                        15,766,998      1,051,340        755,604
(5e)    Series Concentration              16,118,618        657,402        797,923
(5f)    Making Loans                      15,781,107      1,046,398        746,437
(5g)    Other Investment Restrictions     15,848,487        822,746        902,710
(6)     PricewaterhouseCoopers LLP        21,367,945        271,866        617,763

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 2001) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2001, the Series paid to Class A, B, C and Z shares a Short-term capital gain distribution of $0.29 which is taxable as ordinary income. In addition, the Series paid to Class A, B, C, and Z shares a long-term capital gain distribution of $3.005 which is taxable as such.

      We wish to advise you that the corporate dividends received deduction for the Series is 7.10%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.
                                                                          41

Prudential World Fund, Inc.  Prudential Global Growth Fund

Class A  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of   10/31/01
                      One Year  Five Years  Ten Year    Since Inception
                                                          (1/22/90)
With Sales Charge      -34.32%     3.24%      7.48%         6.25%
Without Sales Charge   -30.87%     4.30%      8.03%         6.72%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return for the past 10
years. The graph compares a $10,000
investment in the Prudential Global
Growth Fund (Class A shares) with a
similar investment in the Morgan
Stanley Capital International World
Index (MSCI World Index) by
portraying the initial account
values at the beginning of the 10-
year period (October 31, 1991) and
the account values at the end of
the current fiscal year (October
31, 2001), as measured on a
quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that
(a) the maximum applicable front-
end sales charge was deducted from
the initial $10,000 investment in
Class A shares; (b) all recurring
fees (including management fees)
were deducted; and (c) all
dividends and distributions were
reinvested. The average annual
total returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.

The MSCI World Index is a weighted,
unmanaged index of performance of
approximately 1,500 securities
listed on stock exchanges of the
United States, Europe, Canada,
Australia, and the Far East. The
MSCI World Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI World Index may differ
substantially from the securities
in the Fund. The MSCI World Index
is not the only one that may be
used to characterize performance of
global stock funds. Other indexes
may portray different comparative
performance. Investors cannot
invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

          www.PruFN.com  (800) 225-1852

Average Annual Total Returns as of       10/31/01

Class B     Growth of a $10,000 Investment

                      (GRAPH)

                       One Year  Five Years  Ten Years   Since Inception
                                                            (5/15/84)
With Sales Charge       -34.08%    3.48%       7.29%          10.04%
Without Sales Charge    -31.27%    3.60%       7.29%          10.04%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return for the past 10
years. The graph compares a $10,000
investment in the Prudential Global
Growth Fund (Class B shares) with a
similar investment in the Morgan
Stanley Capital International World
Index (MSCI World Index) by
portraying the initial account
values at the beginning of the 10-
year period (October 31, 1991) and
the account values at the end of
the current fiscal year (October
31, 2001), as measured on a
quarterly basis. For purposes of
the graph, and unless otherwise
indicated, it has been assumed that
(a) the maximum applicable
contingent deferred sales charge
was deducted from the value of the
investment in Class B shares,
assuming full redemption on October
31, 2001; (b) all recurring fees
(including management fees) were
deducted; and (c) all dividends and
distributions were reinvested.
Approximately seven years after
purchase, Class B shares will
automatically convert to Class A
shares on a quarterly basis. The
average annual total returns in the
table and the returns on investment
in the graph do not reflect the
deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The MSCI World Index is a weighted,
unmanaged index of performance of
approximately 1,500 securities
listed on stock exchanges of the
United States, Europe, Canada,
Australia, and the Far East. The
MSCI World Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI World Index may differ
substantially from the securities
in the Fund. The MSCI World Index
is not the only one that may be
used to characterize performance of
global stock funds. Other indexes
may portray different comparative
performance. Investors cannot
invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

Prudential World Fund, Inc.  Prudential Global Growth Fund

Class C     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of   10/31/01
                          One Year  Five Years  Ten Years  Since Inception
With Sales Charge         -32.41%     3.38%        N/A         5.08%
Without Sales Charge      -31.17%     3.59%        N/A         5.23%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return since inception
of the share class. The graph
compares a $10,000 investment in
the Prudential Global Growth Fund
(Class C shares) with a similar
investment in the Morgan Stanley
Capital International World Index
(MSCI World Index) by portraying
the initial account values at the
commencement of operations of Class
C shares (August 1, 1994) and the
account values at the end of the
current fiscal year (October 31,
2001), as measured on a quarterly
basis. For purposes of the graph,
and unless otherwise indicated, it
has been assumed that (a) the
applicable front-end sales charge
was deducted from the initial
$10,000 investment in Class C
shares; (b) the applicable
contingent deferred sales charge
was deducted from the value of the
investment in Class C shares,
assuming full redemption on October
31, 2001; (c) all recurring fees
(including management fees) were
deducted; and (d) all dividends and
distributions were reinvested. The
average annual total returns in the
table and the returns on investment
in the graph do not reflect the
deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The MSCI World Index is a weighted,
unmanaged index of performance of
approximately 1,500 securities
listed on stock exchanges of the
United States, Europe, Canada,
Australia, and the Far East. The
MSCI World Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI World Index may differ
substantially from the securities
in the Fund. The MSCI World Index
is not the only one that may be
used to characterize performance of
global stock funds. Other indexes
may portray different comparative
performance. Investors cannot
invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

            www.PruFN.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of    10/31/01
               One Year  Five Years  Ten Years  Since Inception
               -30.57%      4.60%       N/A          5.47%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return since inception
of the share class. The graph
compares a $10,000 investment in
the Prudential Global Growth Fund
(Class Z shares) with a similar
investment in the Morgan Stanley
Capital International World Index
(MSCI World Index) by portraying
the initial account values at the
commencement of operations of Class
Z shares (March 1, 1996) and the
account values at the end of the
current fiscal year (October 31,
2001), as measured on a quarterly
basis. For purposes of the graph,
and unless otherwise indicated, it
has been assumed that (a) all
recurring fees (including
management fees) were deducted, and
(b) all dividends and distributions
were reinvested. Class Z shares are
not subject to a sales charge or
distribution and service (12b-1)
fees. The average annual total
returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.

The MSCI World Index is a weighted,
unmanaged index of performance of
approximately 1,500 securities
listed on stock exchanges of the
United States, Europe, Canada,
Australia, and the Far East. The
MSCI World Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI World Index may differ
substantially from the securities
in the Fund. The MSCI World Index
is not the only one that may be
used to characterize performance of
global stock funds. Other indexes
may portray different comparative
performance. Investors cannot
invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant
Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols  Nasdaq   CUSIP
  Class A     PRGAX  743969107
  Class B     PRGLX  743969206
  Class C     PRGCX  743969305
  Class Z     PWGZX  743969404

MF115E   IFS-A067634

                                       ANNUAL REPORT
                                       OCTOBER 31, 2001

PRUDENTIAL
INTERNATIONAL VALUE FUND

FUND TYPE
International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report
and information about the Fund's
portfolio holdings are for the
period covered by this report and
are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.            PRUDENTIAL (LOGO)

Prudential World Fund, Inc.   Prudential International Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential International Value
Fund (the Fund) invests primarily
in stocks of companies located
outside the United States. We use a
value investment style to find
stocks selling at low prices
compared with their earnings to
seek long-term growth of capital.
Income is a secondary objective.
There are special risks associated
with foreign investments, including
political, economic, and social
risks, and potential illiquidity.
There can be no assurance that the
Fund will achieve its investment
objectives.

Geographic Concentration

  Sectors expressed as a percentage of
  net assets as of 10/31/01

    49.9%  Continental Europe
    27.6   United Kingdom
    13.3   Japan
    6.6    Pacific Basin (excl. Japan)
    2.6    Cash & Equivalents

Ten Largest Holdings

  Expressed as a percentage of
  net assets as of 10/31/01

  3.9%  Royal Dutch/Shell*
        Oil & Gas Services
  3.6   ING Groep N.V.
        Insurance
  3.3   GlaxoSmithKline PLC
        Pharmaceuticals
  3.3   Nestle SA
        Food/Drug Retail
  3.2   Barclays PLC
        Commercial Banking
  3.2   Total Fina SA, Series B
        Oil & Gas Services
  3.0   Vodafone Group PLC
        Telecommunications
  2.9   Lloyds TSB Group PLC
        Commercial Banking
  2.8   Aventis SA
        Food/Drug Retail
  2.8   Swiss Re
        Insurance

*The Royal Dutch/Shell Group of
companies are jointly owned by the
Royal Dutch Petroleum Company and
The "Shell" Transport and Trading
Company, both of which are held in
the Fund.

                                      www.PruFN.com    (800) 225-1852

Annual Report  October 31, 2001

Cumulative Total Returns1                               As of 10/31/01

                                         One       Five      Since
                                        Year       Years   Inception2
  Class A                              -18.25%     22.77%     23.14%
  Class B                              -18.93      18.20      18.42
  Class C                              -18.89      18.27      18.48
  Class Z                              -18.08      24.29     118.51
  Lipper International Fund Avg.3      -26.39      11.03      ***

Average Annual Total Returns1  As of 9/30/01

                           One         Five          Since
                           Year        Years       Inception2
  Class A                 -24.95%      2.82%         2.73%
  Class B                 -25.43       2.92          2.82
  Class C                 -23.16       2.90          2.80
  Class Z                 -20.87       4.12          8.91

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost.

1 Source: Prudential Investments
  LLC and Lipper Inc. The cumulative
  total returns do not take into
  account sales charges. The average
  annual total returns do take into
  account applicable sales charges.
  The Fund charges a maximum front-
  end sales charge of 5% for Class A
  shares. Class B shares are subject
  to a declining contingent deferred
  sales charge (CDSC) of 5%, 4%, 3%,
  2%, 1%, and 1% for six years.
  Approximately seven years after
  purchase, Class B shares will
  automatically convert to Class A
  shares on a quarterly basis. Class
  C shares are subject to a front-end
  sales charge of 1% and a CDSC of 1%
  for 18 months. Class Z shares are
  not subject to a sales charge or
  distribution and service (12b-1)
  fees. The cumulative and average
  annual total returns in the tables
  above do not reflect the deduction
  of taxes that a shareholder would
  pay on fund distributions or
  following the redemption of fund
  shares.

2 Inception dates: Class A, B, and
  C, 9/23/96; Class Z, 11/5/92.

3 The Lipper Average is unmanaged,
  and is based on the average return
  for all funds in each share class
  for the one-year, five-year, and
  since inception periods in the
  Lipper International Fund category.
  Funds in the Lipper International
  Fund Average invest their assets in
  securities with primary trading
  markets outside the United States.
*** Lipper Since Inception returns
    are 10.07% for Class A, B, and C,
    and 85.36% for Class Z, based on
   all funds in each share class.
                                    1

(LOGO)                December 14, 2001

DEAR SHAREHOLDER,
The 12 months ended October 31,
2001--the current reporting period
of the Prudential International
Value Fund--was an exceptionally
difficult time for all equity
investors. The benchmark for the
Fund--the Morgan Stanley Capital
International Europe, Australasia,
and Far East (MSCI EAFE) Index--fell
by 24.93%. The extremely poor
market reflected both a correction
for the very high share prices
during the preceding growth bubble
and investors' concern about the
impact of a U.S. recession on the
rest of the world. The decline
occurred in all the major world
markets. Although a drop of this
magnitude is always painful, the
impact of the market's fall was
significantly mitigated for
investors in the Fund by a strong
shift in market favor toward its
value style of investing.

The average return of the Fund's
peers, as measured by the Lipper
International Fund Average,
declined even more than the MSCI
EAFE Index, but the -18.25% return
on the Fund's Class A shares
(-22.33% to those paying the maximum
one-time Class A share sales
charge) was more than six
percentage points better than the
MSCI EAFE benchmark.

After conducting a thorough search,
Prudential's Strategic Investment
Research Group selected Bank of
Ireland Asset Management (U.S.)
Limited as the Fund's new
subadviser. The subadviser assumed
management as of May 5, 2001.
Consequently, the annual report for
this fiscal year reflects the
performance of two different
subadvisers. For more on the Fund's
performance, please refer to the
Investment Adviser's Report that
follows.

Sincerely,



David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential International Value Fund

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report  October 31, 2001

INVESTMENT ADVISER'S REPORT

On March 28, 2001, shareholders
approved a change in subadviser to
the Fund. After Bank of Ireland
Asset Management assumed
management, there was a substantial
turnover of the Fund's holdings as
the bank installed a portfolio that
reflected its own strategy. Consequently, we will discuss the performance under each manager separately.

DURING THE FIRST HALF-YEAR
Some of the Fund's holdings during
the first half of its reporting
period had particularly strong
returns because investors
who feared the impending
economic slowdown had previously
avoided economically sensitive
stocks. We bought these shares at
bargain prices. Then, as is often
the case, these cyclical stocks
began to recover while the economy
was still slowing. This happened
because their low prices already
incorporated the impact of the
recession. Investors tend to act on
the basis of their expectations for
future results, so these
inexpensive stocks of companies
with strong fundamentals were very
attractive. We had substantial
gains on Alcan, a Canadian metals
and mining company; SKF, a Swedish
ball bearing manufacturer; Rio
Tinto, the world's largest mining
company that operates out of the
United Kingdom; Corus Group, a
large steel company in the United
Kingdom; and Stora Enso, a major
paper manufacturer in Finland.

During this six-month period, we
took our profits on two Swiss
companies, the Swatch Group
(watches) and Novartis (drugs).
Novartis's shares then fell through
much of 2001. After the change of
advisers, we bought Novartis again,
but it had negligible impact on the
Fund's return for the rest of the
reporting period. We also took our
profits on Tesco (United Kingdom,
supermarkets) and Christian Dior
(France, luxury goods).

These gains were partially offset
by losses on Bipop-Carire (Italy, asset
management) and Matsushita Electric
Industrial Company (Japan, electronic
products).
                                     3

Prudential World Fund, Inc.   Prudential International Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/01

3.9%  Royal Dutch/Shell/Oil & Gas Services
      The Royal Dutch/Shell Group of
      energy companies is restructuring
      to improve its earnings growth. The
      company's profits have been rising
      steadily due to higher natural gas
      prices and improved oil refining
      profits. Some of its substantial
      amount of cash is likely to be
      returned to shareholders via a
      higher dividend and a substantial
      share buy-back.

3.6   ING Groep N.V./Insurance
      ING--now the third largest financial
      institution in Europe and the 10th
      globally--has a leading life
      insurance position and its banking
      and asset management divisions are
      also very profitable. It has
      delivered 14.5% average EPS growth
      over the past 10 years, but
      was priced below its peer group
      because investors feared it would
      make a poor acquisition. The stock
      is currently fairly valued and
      supported by a good dividend yield.

3.3   GlaxoSmithKline PLC/Pharmaceuticals
      Glaxo Wellcome's December 2000
      merger with Smithkline Beecham
      formed a drug company with a 7.3%
      global market share, the largest
      R&D budget in the industry, and one
      of the most extensive pipelines.
      None of its major drug patents
      expire in the next five years. It
      has the antidepressants Paxil and
      Wellbutrin. Its HIV drug Combivir
      is the cornerstone of combination
      therapy. The acquisition of Block
      Drugs during this reporting period
      added the consumer products
      Sensodyne, Polydent, and Polygrip.

3.3   Nestle SA/Food/Drug Retail
      Nestle is the world's largest food
      company, with brands such as
      Nestle, Nescafe, Nestea, Maggi,
      Buitoni, and Friskies. It is a
      global leader in soluble coffee,
      mineral water, nutrition, and
      (after acquiring Ralston Purina in
      January 2001) dog and cat foods. It
      also owns Alcon (vision care)
      and a 26% stake in the cosmetic
      manufacturer L'Oreal. Its costs
      have been declining because of
      falling raw material prices and
      plant reorganizations, while its
      strong cash flow allows it to grow
      through acquisitions.

3.2   Barclays PLC/Commercial Banking
      Barclays, second largest bank in
      the United Kingdom (by assets), has
      a 30% market share in the midsize
      corporate market, 30% of the small
      business market, and the largest
      credit card business (Barclaycard)
      with a 33% market share. Barclays
      Global Investors is the world's
      largest institutional investment
      manager and the world's number two
      manager of money. Its recent
      acquisition of Woolwich (U.K.
      mortgages) and rising U.K. margins
      are driving growth in net interest
      income.

Holdings are subject to change.

                                       www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

EXPOSURE TO JAPAN HURT IN SECOND HALF
Bank of Ireland Asset Management
assumed responsibility for the day-
to-day management of the Fund on
May 11, 2001. What follows is a
discussion of the Fund's performance
from that date to the reporting period's end on October 31, 2001.

Stock markets dropped very sharply
worldwide during the second half of
the Fund's reporting period.
However, some of the largest
detractors from its return were
from companies based in Japan,
which added its own difficulties to
the global situation. Despite a
brief flash of optimism when
Junichiro Koizumi--a reform-minded
politician who was not part of the
ruling clique--was selected Prime
Minister, the continuing strength
of the conservative forces in Japan
soon became apparent. Japanese
stocks, even those of companies
with global markets and operations,
suffered from Japan's moribund economy.

NEC, Hitachi, Canon, and Sony, all
technology companies with global
reach, were among the largest
detractors from the Fund's return.
In addition to the impact of
Japan's problems, NEC and Hitachi
are large computer companies that
were affected by the global
suspension of capital spending for
technology. Canon, although it is a
top global manufacturer of consumer
and office electronics products, as
well as of the optical components
used in medical equipment and
semiconductor manufacturing, also
was hurt by the slowdown
in capital spending. Sony's
operating profit declined sharply
during this period, in part because
of the strength of the yen. Although
sales of consumer electronics products
such as digital cameras and video
recorders rose, high start-up costs
for PlayStation2 produced higher than
expected losses in Sony's games division.
We are monitoring the impact that
increased competition and production
delays for PlayStation2 are having on
Sony's earnings.

We are selling our position in
Nippon Telegraph & Telephone
because its management has not been
able to meet its targets for
shareholder value. It made some
acquisitions at questionable
prices, and does not appear fully

Prudential World Fund, Inc.   Prudential International Value Fund

Annual Report  October 31, 2001

committed to some of its
restructuring plans. For example,
instead of reducing headcount,
Nippon is transferring employees
around. We have lost our confidence
in its ability to improve its
earnings in the face of severe
price competition in its main
markets. Fuji Photo suffered from
the decline in film sales as consumers
shifted to digital cameras.

Not all of the Fund's Japan stocks
performed poorly, but actual positive
contributions in this market were
very rare.

SOME OF THE BEST AND WORST WERE IN
THE FINANCIAL SECTOR
Interest rates continued to fall
during this period, encouraged by
actions of the U.S. Federal Reserve
and the European Central Bank.
Financial firms benefit from
falling interest rates because
they increase the value of bond
portfolios. The value of existing
bonds rises when the yield
available on new issues falls. The
Fund's positions in Westpac Banking
(Australia), Barclays (United
Kingdom, see Comments on Largest
Holdings), and Acom (Japan) made
positive contributions to its
return. In addition, greater demand
for property/casualty insurance
helped Swiss Reinsurance rank among
the portfolio's best performers over
this six-month period. Our sizable
positions in HSBC Holdings and
National Australia Bank, although
they declined, still had above-
average returns in this swiftly
falling market.

However, two of the largest
detractors from the Fund's return
were ING Groep N.V. (see Comments
on Largest Holdings) and AXA. A
significant increase in insurance
claims forced ING to issue a profit
warning in October. Although the
profit warning was disappointing,
we do not believe the stock is
overpriced, and we value its good
dividend yield. AXA has suffered
primarily from the impact of
falling equity markets on its asset
management business. We reduced the
Fund's position in mid-October,
largely reinvesting the proceeds in
Swiss Re. In our view, the outlook
now is better for reinsurers than
for primary insurers. However,
AXA's stock benefited from the
market rally in November, after the
end of our reporting period,
because of
                                    www.PruFN.com  (800) 225-1852

its exposure to the equity markets.
We think it will continue to
benefit if the upward trend is
sustained. Nonetheless, we will
continue to monitor the stock
because of the exposure of AXA's
balance sheet.

DRUG COMPANIES ARE NONCYCLICAL
Drug stocks generally perform
relatively well in an economic
slowdown because spending on
medical care is not dependent upon
economic health. GlaxoSmithKline
(see Comments on Largest Holdings),
Aventis, and Novartis had positive
or neutral impacts on our return,
while Astrazeneca contributed an
above-average, although negative,
impact.

The exception among our drug
holdings was Bayer. In August,
Bayer unexpectedly withdrew its
cholesterol-lowering drug Baycol
after it was found to have
contributed to the deaths of 31
people when used in conjunction
with another drug, Gemfibrozil. We
reduced our holding because Baycol
represented 40% of Bayer's sales
growth and because of its
litigation exposure.

UTILITIES ALSO ARE NONCYCLICAL
E. On, the result of a merger
between two of Germany's largest
electric utilities, is among the largest power companies in Europe and also operates in North America and Asia.
Its shares were among the best
performers on the market.
Electricidade de Portugal had a
weaker, but still significantly
above-average return.

Telecommunications is the exception
among utilities because of a huge
wave of capital investment that
outran short-term demand. Shares of
telecommunication services
companies continued to decline. In
addition to our Japan holdings, we
had substantial declines in Cable &
Wireless (United Kingdom), Vodafone
Group (United Kingdom), and Telecom
Italia (Italy).

The shares of Ericsson (Sweden) and
Nokia (Finland), both in the
wireless telecommunications
equipment business, fell with those
of the service providers. Nokia's
earnings were at the higher end of
expectations, but its
                                   7

Prudential World Fund, Inc.    Prudential International Value Fund

Annual Report  October 31, 2001

infrastructure business performed
poorly. Its handset business proved to
be very strong, with margins in the
high teens and rising. The company
indicated that it thought such
levels are sustainable, and that it
expected its market share to start
rising again. We are likely to
increase our position if Nokia's
share prices become less expensive.
Vivendi Universal (France) is a
media (television, film, and
publishing) and telecommunication
(including Internet) services
company. It is less exposed to the
decline in advertising than most
media firms.

LOOKING AHEAD
As stocks rallied toward the end of
our reporting period, bond prices
fell as they usually do when
investors believe that a rebounding
economy will obviate further interest-
rate reductions. Economic indicators
continue to send out conflicting
signals: U.S. retail sales in
October were buoyed by zero-
financed auto sales, but the
unemployment rate rose as companies
cut costs. Japan faces negative
economic growth and widespread
deflation. Bankruptcies are at an
all-time high, and the 5.4%
unemployment rate masks the very
high rate of 9% for people under
25. Although corporate restructuring
would present opportunities, we see
no present signs of serious restructuring.
Our Japanese portfolio will continue
to favor the exporters.

In 2001, the dominant question was
whether the United States was in a
recession or not; in 2002, it will
be whether it is recovering or not.
Despite the economic uncertainties,
we believe there are companies
whose earnings will grow well and
whose profits will improve.

Prudential International Value Fund
Management Team

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2001

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks
-------------------------------------------------------------------------------------
Australia  3.2%
     512,837   Brambles Industries, Ltd.                            $    2,818,591
     327,385   National Australia Bank Ltd.                              5,050,091
     339,949   News Corp., Ltd.                                          2,346,631
     446,914   Westpac Banking Corp., Ltd.                               3,337,572
                                                                    --------------
                                                                        13,552,885
-------------------------------------------------------------------------------------
Denmark  0.4%
      51,285   TDC A/S                                                   1,761,626
-------------------------------------------------------------------------------------
Finland  0.6%
     116,344   Nokia Oyj                                                 2,434,194
-------------------------------------------------------------------------------------
France  11.0%
     193,218   Alcatel SA                                                2,918,385
     164,684   Aventis SA                                               12,125,542
     331,056   AXA(a)                                                    7,245,523
      43,272   Lafarge SA                                                3,846,681
      95,900   Total Fina Elf SA, Series B                              13,474,269
     156,959   Vivendi Universal SA                                      7,336,951
                                                                    --------------
                                                                        46,947,351
-------------------------------------------------------------------------------------
Germany  5.5%
     185,898   Bayer AG                                                  5,525,234
      93,432   Bayerische Hypo-und Vereinsbank AG                        2,883,844
     172,461   Bayerische Motoren Werke (BMW) AG                         5,132,074
     192,637   E.On AG                                                  10,045,702
                                                                    --------------
                                                                        23,586,854
-------------------------------------------------------------------------------------
Hong Kong  2.5%
     476,000   Cheung Kong Holdings, Ltd.                                4,027,671
     473,500   China Mobile, Ltd.(a)                                     1,435,669
  14,936,000   PetroChina Co., Ltd.                                      2,814,846
     366,000   Sun Hung Kai & Co., Ltd.                                  2,252,296
                                                                    --------------
                                                                        10,530,482

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Italy  3.7%
     596,305   ENI SpA                                              $    7,476,007
   1,005,321   Telecom Italia SpA                                        8,393,566
                                                                    --------------
                                                                        15,869,573
-------------------------------------------------------------------------------------
Japan  13.3%
      35,900   Acom Co., Ltd.                                            2,997,410
     334,000   Canon Inc.                                                9,713,982
     146,000   Fuji Photo Film Co., Ltd.                                 4,818,757
     830,000   Hitachi Ltd.                                              5,661,942
      18,800   Honda Motor Co., Ltd.                                       674,254
      52,100   Hoya Corp.                                                3,111,401
      41,600   Murata Manufacturing Co., Ltd.                            2,610,089
     410,000   NEC Corp.                                                 3,717,985
         375   NTT DoCoMo, Inc.                                          5,085,576
      13,100   Nintendo Co., Ltd.                                        2,020,571
         927   Nippon Telegraph & Telephone West Corp.                   3,816,903
      16,800   Rohm Co., Ltd.                                            1,788,358
      25,200   Smc Corp.                                                 2,171,970
      68,400   SONY Corp.                                                2,587,247
     123,000   Takeda Chemical Industries Ltd.                           5,958,825
                                                                    --------------
                                                                        56,735,270
-------------------------------------------------------------------------------------
Netherlands  13.4%
     403,800   ABN AMRO Holding N.V.                                     6,168,139
     292,808   Elsevier N.V.                                             3,404,640
      88,886   Fortis (NL) N.V.                                          2,105,480
      64,156   Heineken N.V.                                             2,360,431
     610,960   ING Groep N.V.                                           15,242,442
     369,802   Koninklijke Ahold N.V.                                   10,411,666
     343,087   Koninklijke (Royal) Philips Electronics N.V.              7,799,300
     105,325   Royal Dutch Petroleum Co. N.V.                            5,359,718
     131,588   TPG N.V.                                                  2,574,175
      65,501   VNU N.V.                                                  1,911,415
                                                                    --------------
                                                                        57,337,406

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Portugal  0.4%
     634,575   Electricidade de Portugal SA                         $    1,526,006
-------------------------------------------------------------------------------------
Singapore  0.6%
     282,000   DBS Group Holdings Ltd.                                   1,607,679
     124,000   Singapore Press Holdings Ltd.                             1,073,978
                                                                    --------------
                                                                         2,681,657
-------------------------------------------------------------------------------------
South Korea  0.3%
      69,900   Pohang Iron & Steel Co., Ltd.                             1,198,785
-------------------------------------------------------------------------------------
Spain  2.8%
     875,725   Banco Santander Central Hispano SA                        6,743,663
     421,272   Telefonica SA                                             5,061,514
                                                                    --------------
                                                                        11,805,177
-------------------------------------------------------------------------------------
Sweden  0.5%
     446,059   Telefonaktiebolaget LM Ericsson                           1,937,781
-------------------------------------------------------------------------------------
Switzerland  11.7%
      66,815   Nestle SA                                                13,871,354
     208,448   Novartis AG                                               7,806,195
      90,499   Roche Holdings AG                                         6,276,640
     117,390   Swiss Re                                                 12,077,737
     212,897   UBS AG                                                    9,902,447
                                                                    --------------
                                                                        49,934,373
-------------------------------------------------------------------------------------
United Kingdom  27.6%
     170,663   3I Group PLC                                              1,841,608
      94,539   Astrazeneca PLC                                           4,263,505
     452,976   Barclays PLC                                             13,636,395
     532,075   Cable & Wireless PLC                                      2,406,508
     581,582   Cadbury Schweppes PLC                                     3,620,002
     670,305   Compass Group PLC                                         4,888,745
     824,782   Diageo PLC                                                8,234,434
     390,299   EMI Group PLC                                             1,582,218
     517,926   GlaxoSmithKline PLC                                      13,934,567
     722,135   Hilton Group PLC                                          1,858,856

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
     394,020   HSBC Holdings PLC                                    $    4,317,731
   1,236,151   Lloyds TSB Group PLC                                     12,476,277
      56,197   P&O Princess Cruises PLC                                    200,028
     665,579   Prudential PLC                                            6,969,251
     112,761   RMC Group PLC                                             1,039,686
     306,100   Reuters Group PLC                                         2,898,000
   1,492,812   Shell Transport & Trading Co., PLC                       11,180,633
     132,490   Smiths Group PLC                                          1,314,079
     761,367   Unilever PLC                                              5,530,744
   5,559,052   Vodafone Group PLC                                       12,854,402
     280,139   WPP Group PLC                                             2,536,103
                                                                    --------------
                                                                       117,583,772
                                                                    --------------
               Total common stocks
                (cost $483,056,278)                                    415,423,192
                                                                    --------------
SHORT-TERM INVESTMENT  2.6%
Principal
Amount
(000)
----------------------------------------------------------------------------------------
Repurchase Agreement
$     11,272   Joint Repurchase Agreement Account,
                2.58%, 11/1/01 (cost $11,272,000; Note 5)               11,272,000
                                                                    --------------
               Total Investments  100.1%
                (cost $494,328,278; Note 4)                            426,695,192
               Liabilities in excess of other assets  (0.1%)              (222,768)
                                                                    --------------
               Net Assets  100%                                     $  426,472,424
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
AG--Aktiengesellschaft (German Stock Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation), or Societe Anonyme, (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).
    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2001 was as follows:

Food & Drug Retail...........................................   19.7%
Commercial Banking...........................................   15.5
Telecommunications...........................................   11.3
Insurance....................................................    9.7
Oil & Gas Services...........................................    9.5
Electronics..................................................    8.3
Media........................................................    3.0
Beverages....................................................    2.5
Office Equipment & Supplies..................................    2.3
Financial Services...........................................    1.7
Publishing...................................................    1.5
Real Estate..................................................    1.5
Automotive...................................................    1.4
Chemicals....................................................    1.3
Building Products............................................    1.1
Food Products & Services.....................................    1.1
Photography..................................................    1.1
Diversified Manufacturing....................................    0.8
Diversified Operations.......................................    0.7
Manufacturing................................................    0.7
Advertising..................................................    0.6
Audio/Visual.................................................    0.6
Toys.........................................................    0.5
Gaming.......................................................    0.4
Leisure......................................................    0.4
Steel & Metals...............................................    0.3
Repurchase Agreement.........................................    2.6
                                                               -----
                                                               100.1
Liabilities in excess of other assets........................   (0.1)
                                                               -----
                                                               100.0%
                                                               -----
                                                               -----

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $494,328,278)                           $426,695,192
Cash                                                                     722,358
Foreign currency, at value (cost $3,098,735)                           3,094,752
Receivable for Series shares sold                                        713,305
Foreign tax reclaim receivable                                           677,665
Dividends and interest receivable                                        632,312
Receivable for investments sold                                          552,566
Unrealized appreciation on forward currency contracts                    186,604
Other assets                                                               5,097
                                                                  ----------------
      Total assets                                                   433,279,851
                                                                  ----------------
LIABILITIES
Payable for Series shares reacquired                                   4,574,079
Payable for investments purchased                                      1,824,463
Accrued expenses                                                         131,744
Management fee payable                                                   131,365
Withholding taxes payable                                                 70,189
Distribution fee payable                                                  69,265
Unrealized depreciation on forward currency contracts                      6,322
                                                                  ----------------
      Total liabilities                                                6,807,427
                                                                  ----------------
NET ASSETS                                                          $426,472,424
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    246,362
   Paid-in capital in excess of par                                  476,941,647
                                                                  ----------------
                                                                     477,188,009
   Undistributed net investment income                                   261,511
   Accumulated net realized gain on investments                       16,495,371
   Net unrealized depreciation on investments and foreign
      currencies                                                     (67,472,467)
                                                                  ----------------
Net assets, October 31, 2001                                        $426,472,424
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($53,268,718 / 3,081,098 shares of common stock issued
      and outstanding)                                                    $17.29
   Maximum sales charge (5% of offering price)                               .91
                                                                  ----------------
   Maximum offering price to public                                       $18.20
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($55,620,483 / 3,274,558 shares of common stock
      issued and outstanding)                                             $16.99
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($11,305,560 / 664,869 shares of common stock issued and
      outstanding)                                                        $17.00
   Sales charge (1% of offering price)                                       .17
                                                                  ----------------
   Offering price to public                                               $17.17
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($306,277,663 / 17,615,664 shares of common stock
      issued and outstanding)                                             $17.39
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,341,868)      $    9,995,165
   Interest                                                             1,817,144
                                                                  ----------------
      Total income                                                     11,812,309
                                                                  ----------------
Expenses
   Management fee                                                       5,088,917
   Distribution fee--Class A                                              157,653
   Distribution fee--Class B                                              740,632
   Distribution fee--Class C                                              145,988
   Transfer agent's fees and expenses                                     955,800
   Custodian's fees and expenses                                          561,000
   Reports to shareholders                                                329,000
   Registration fees                                                       87,000
   Legal fees and expenses                                                 45,000
   Audit fees                                                              35,000
   Directors' fees and expenses                                             9,750
   Miscellaneous                                                           30,329
                                                                  ----------------
      Total expenses                                                    8,186,069
                                                                  ----------------
Net investment income                                                   3,626,240
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             46,511,028
   Foreign currency transactions                                         (624,573)
                                                                  ----------------
                                                                       45,886,455
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (143,020,840)
   Foreign currencies                                                     232,693
                                                                  ----------------
                                                                     (142,788,147)
                                                                  ----------------
Net loss on investments and foreign currencies                        (96,901,692)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (93,275,452)
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets

                                                      Year Ended October 31,
                                                -----------------------------------
                                                      2001               2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $      3,626,240    $     4,914,642
   Net realized gain on investment and
      foreign currency transactions                   45,886,455         60,336,003
   Net change in unrealized
      appreciation/depreciation on
      investments and foreign currencies            (142,788,147)       (39,959,546)
                                                ----------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                      (93,275,452)        25,291,099
                                                ----------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                 --           (449,461)
      Class B                                                 --            (45,069)
      Class C                                                 --             (7,949)
      Class Z                                                 --         (3,331,846)
                                                ----------------    ---------------
                                                              --         (3,834,325)
                                                ----------------    ---------------
   Distributions from net realized capital
      gains
      Class A                                         (2,847,540)        (2,879,777)
      Class B                                         (3,546,156)        (4,822,392)
      Class C                                           (688,445)          (850,578)
      Class Z                                        (15,918,422)       (16,278,883)
                                                ----------------    ---------------
                                                     (23,000,563)       (24,831,630)
                                                ----------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                   1,179,645,515      1,558,082,803
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   22,734,317         28,429,080
   Cost of shares reacquired                      (1,241,362,510)    (1,534,854,738)
                                                ----------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                      (38,982,678)        51,657,145
                                                ----------------    ---------------
Total increase (decrease)                           (155,258,693)        48,282,289
NET ASSETS
Beginning of year                                    581,731,117        533,448,828
                                                ----------------    ---------------
End of year(a)                                  $    426,472,424    $   581,731,117
                                                ----------------    ---------------
                                                ----------------    ---------------
------------------------------
(a) Includes undistributed net investment
    income of:                                  $        261,511    $            --
                                                ----------------    ---------------
                                                ----------------    ---------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and the Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Reclassification of Capital Accounts:    The Series accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment income by $3,364,729 and decrease accumulated net realized gain on investments by $29,183,792 and increase paid-in capital in excess of par by $32,548,521 for redemptions utilized as distributions for federal income tax purposes and for realized foreign currency losses during the year ended October 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM had a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'), a limited partnership where The Prudential Asset Management Company, Inc. ('PAMCO') is a limited partner. Mercator furnished investment advisory services in connection with the management of the Series through May 4, 2001. Effective May 5, 2001, PIFM terminated the subadvisory agreement with Mercator and entered into a subadvisory agreement with Bank of Ireland Asset Management. PIFM pays for the services of the subadvisers, the compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to 300 million and .95 of 1% of average daily net assets in excess of 300 million of the Series.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 2001.

      PIMS advised the Series that it has received approximately $19,140 and $15,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS advised the Series that for the year ended October 31, 2001, it has received approximately $185,300 and $23,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PAMCO are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.
                                                                          21

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      The Series utilized the line of credit during the year ended October 31, 2001. The average daily balance the Series had outstanding during the year was approximately $72,778 at a weighted average interest rate of approximately 5.62%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PIFM and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Series incurred fees of approximately $930,000 for the services of PMFS. As of October 31, 2001 approximately $72,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 2001 were $569,606,101 and $565,273,334, respectively.

      The United States federal income tax basis of the Series investments at October 31, 2001 was $496,840,034 and accordingly, net unrealized depreciation of investments for federal income tax purposes was $70,144,842 (gross unrealized appreciation--$10,979,343; gross unrealized depreciation--$81,124,185).

      At October 31, 2001, the Series had outstanding forward currency contracts to sell foreign currencies, as follows:

                                            Value at                       Unrealized
      Foreign Currency         Delivery    Settlement       Current       Appreciation
       Sale Contracts            Date         Date           Value       (Depreciation)
----------------------------   --------    -----------    -----------    --------------
        Japanese Yen           11/28/01    $ 4,764,523    $ 4,577,919       $186,604
        Japanese Yen           1/10/02       3,603,336      3,609,658         (6,322)
                                           -----------    -----------    --------------
                                           $ 8,367,859    $ 8,187,577       $180,282
                                           -----------    -----------    --------------
                                           -----------    -----------    --------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2001, the Series had a 2.4% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $11,272,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/01/01. The value of the collateral including accrued interest was $159,116,030.

      Greenwich Capital Markets, 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/01/01. The value of the collateral including accrued interest was $159,112,701.

      Salomon Smith Barney, Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/01/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                 5,291,591    $   109,947,290
Shares issued in reinvestment of dividends and
  distributions                                               132,051          2,744,012
Shares reacquired                                          (5,963,092)      (124,435,850)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (539,450)       (11,744,548)
Shares issued upon conversion from Class B                    350,718          7,235,654
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (188,732)   $    (4,508,894)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                15,814,956    $   356,822,680
Shares issued in reinvestment of dividends and
  distributions                                               146,976          3,267,270
Shares reacquired                                         (15,675,172)      (354,627,619)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  286,760          5,462,331
Shares issued upon conversion from Class B                    260,188          5,874,396
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 546,948    $    11,336,727
                                                          -----------    ---------------
                                                          -----------    ---------------

                                                                          23

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

Class B                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   481,760    $     9,777,147
Shares issued in reinvestment of dividends and
  distributions                                               166,334          3,423,146
Shares reacquired                                            (977,943)       (19,442,574)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (329,849)        (6,242,281)
Shares issued upon conversion into Class A                   (346,441)        (7,235,654)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (676,290)   $   (13,477,935)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                 1,041,891    $    23,528,726
Shares issued in reinvestment of dividends and
  distributions                                               213,209          4,728,969
Shares reacquired                                          (1,588,503)       (35,900,566)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (333,403)        (7,642,871)
Shares reacquired upon conversion into Class A               (261,645)        (5,874,396)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (595,048)   $   (13,517,267)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class C
--------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   420,340    $     8,765,730
Shares issued in reinvestment of dividends and
  distributions                                                32,279            664,951
Shares reacquired                                            (599,148)       (12,507,965)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (146,529)   $    (3,077,284)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                   924,516    $    20,585,463
Shares issued in reinvestment of dividends and
  distributions                                                37,783            838,028
Shares reacquired                                            (964,211)       (21,566,618)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                  (1,912)   $      (143,127)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                51,809,991    $ 1,051,155,348
Shares issued in reinvestment of dividends and
  distributions                                               762,330         15,902,208
Shares reacquired                                         (53,253,027)    (1,084,976,121)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (680,706)   $   (17,918,565)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                51,001,500    $ 1,157,145,934
Shares issued in reinvestment of dividends and
  distributions                                               880,270         19,594,813
Shares reacquired                                         (49,302,541)    (1,122,759,935)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               2,579,229    $    53,980,812
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights

                                                                      Class A
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  22.08
                                                                      --------
Income from investment operations:
Net investment income                                                      .13
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (4.01)
                                                                      --------
      Total from investment operations                                   (3.88)
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.91)
                                                                      --------
      Total distributions                                                 (.91)
                                                                      --------
Net asset value, end of year                                          $  17.29
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                         (18.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 53,269
Average net assets (000)                                              $ 63,061
Ratios to average net assets:
   Expenses, including distribution fees(c)                               1.60%
   Expenses, excluding distribution fees                                  1.35%
   Net investment income                                                   .62%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 115%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    See Notes to Financial Statements                                     25

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998               1997(b)
-------------------------------------------------------------------------------------
    $  22.42             $  18.33             $  18.24             $  16.59
    --------             --------             --------             --------
         .19                  .27                  .27                  .24
         .71                 3.97                  .40                 1.85
    --------             --------             --------             --------
         .90                 4.24                  .67                 2.09
    --------             --------             --------             --------
        (.17)                (.15)                (.18)                (.24)
       (1.07)                  --                 (.40)                (.20)
    --------             --------             --------             --------
       (1.24)                (.15)                (.58)                (.44)
    --------             --------             --------             --------
    $  22.08             $  22.42             $  18.33             $  18.24
    --------             --------             --------             --------
    --------             --------             --------             --------
        3.92%               23.30%                3.85%               12.85%
    $ 72,185             $ 61,036             $ 47,237             $ 36,184
    $ 67,362             $ 52,732             $ 44,708             $ 18,779
        1.52%                1.61%                1.62%                1.75%
        1.27%                1.36%                1.37%                1.50%
         .84                 1.35%                1.28%                1.40%
            %
          33                   21%                  15%                   9%

    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  21.88
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (3.95)
                                                                      --------
      Total from investment operations                                   (3.98)
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.91)
                                                                      --------
      Total distributions                                                 (.91)
                                                                      --------
Net asset value, end of year                                          $  16.99
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                         (18.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 55,620
Average net assets (000)                                              $ 74,063
Ratios to average net assets:
   Expenses, including distribution fees                                  2.35%
   Expenses, excluding distribution fees                                  1.35%
   Net investment income (loss)                                           (.13)%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998               1997(b)
-------------------------------------------------------------------------------------
    $  22.23             $  18.18             $  18.13             $  16.57
    --------         ----------------         --------             --------
         .02                  .12                  .10                  .12
         .71                 3.94                  .43                 1.84
    --------         ----------------         --------             --------
         .73                 4.06                  .53                 1.96
    --------         ----------------         --------             --------
        (.01)                (.01)                (.08)                (.20)
       (1.07)                  --                 (.40)                (.20)
    --------         ----------------         --------             --------
       (1.08)                (.01)                (.48)                (.40)
    --------         ----------------         --------             --------
    $  21.88             $  22.23             $  18.18             $  18.13
    --------         ----------------         --------             --------
    --------         ----------------         --------             --------
        3.22%               22.34%                3.05%               12.04%
    $ 86,451             $101,043             $ 93,896             $ 87,155
    $ 99,106             $ 98,842             $ 98,444             $ 47,584
        2.27%                2.36%                2.37%                2.50%
        1.27%                1.36%                1.37%                1.50%
         .07%                 .59%                 .53%                 .65%

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  21.88
                                                                      --------
Income from investment operations:
Net investment income                                                     (.03)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                 (3.94)
                                                                      --------
      Total from investment operations                                   (3.97)
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.91)
                                                                      --------
      Total distributions                                                 (.91)
                                                                      --------
Net asset value, end of year                                          $  17.00
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                         (18.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 11,306
Average net assets (000)                                              $ 14,599
Ratios to average net assets:
   Expenses, including distribution fees                                  2.35%
   Expenses, excluding distribution fees                                  1.35%
   Net investment income (loss)                                           (.15)%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998               1997(b)
-------------------------------------------------------------------------------------
    $  22.23             $  18.18             $  18.13             $  16.57
    --------             --------             --------             --------
         .02                  .11                  .10                  .12
         .71                 3.95                  .43                 1.84
    --------             --------             --------             --------
         .73                 4.06                  .53                 1.96
    --------             --------             --------             --------
        (.01)                (.01)                (.08)                (.20)
       (1.07)                  --                 (.40)                (.20)
    --------             --------             --------             --------
       (1.08)                (.01)                (.48)                (.40)
    --------             --------             --------             --------
    $  21.88             $  22.23             $  18.18             $  18.13
    --------             --------             --------             --------
    --------             --------             --------             --------
        3.22%               22.34%                3.05%               12.04%
    $ 17,755             $ 18,078             $ 14,271             $ 12,354
    $ 18,082             $ 15,815             $ 14,345             $  7,473
        2.27%                2.36%                2.37%                2.50%
        1.27%                1.36%                1.37%                1.50%
         .07%                 .59%                 .53%                 .65%

    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  22.15
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .20
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (4.05)
                                                                  ----------------
   Total from investment operations                                      (3.85)
                                                                  ----------------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.91)
                                                                  ----------------
   Total distributions                                                    (.91)
                                                                  ----------------
Net asset value, end of year                                          $  17.39
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                         (18.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $306,278
Average net assets (000)                                              $375,390
Ratios to average net assets:
   Expenses, including distribution fees                                  1.35%
   Expenses, excluding distribution fees                                  1.35%
   Net investment income                                                   .89%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998               1997(b)
-------------------------------------------------------------------------------------
    $  22.48             $  18.38             $  18.28             $  16.59
----------------     ----------------     ----------------     ----------------
         .25                  .31                  .30                  .31
         .71                 3.99                  .41                 1.82
----------------     ----------------     ----------------     ----------------
         .96                 4.30                  .71                 2.13
----------------     ----------------     ----------------     ----------------
        (.22)                (.20)                (.21)                (.24)
       (1.07)                  --                 (.40)                (.20)
----------------     ----------------     ----------------     ----------------
       (1.29)                (.20)                (.61)                (.44)
----------------     ----------------     ----------------     ----------------
    $  22.15             $  22.48             $  18.38             $  18.28
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.24%               23.62%                4.08%               13.13%
    $405,340             $353,292             $254,577             $237,976
    $391,289             $308,917             $258,322             $219,419
        1.27%                1.36%                1.37%                1.50%
        1.27%                1.36%                1.37%                1.50%
        1.09%                1.59%                1.53%                1.65%

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.       Prudential International Value Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential International Value Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2001
                                                                          33

       Prudential World Fund, Inc.       Prudential International Value Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal income tax status of dividends paid by the Fund during such fiscal year. The Series paid long-term capital gains distributions for Class A, Class B, Class C and Class Z shares of $.91 per share, which are taxable as such. The Series utilized redemptions as distributions in the amount of $.111 and $1.21 of ordinary income and long-term capital gains, respectively, for each class of shares.

      Further, we wish to advise you that 8.26% of the ordinary income dividends paid in the fiscal year ended October 31, 2001 qualified for the corporate dividends received deduction available to corporate taxpayers.

      The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2001 the Series intends on passing through $1,319,250 of ordinary income distributions as a foreign tax credit.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DID as to the federal tax status of the dividends and distributions received by you in calendar year 2001.
    34

Prudential World Fund, Inc.    Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential
Mutual Funds, you receive financial
advice from a Prudential Securities
Financial Advisor or Pruco Securities
registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT
IS THIS RISK WORTH IT?
Your financial professional can
help you match the reward you seek
with the risk you can tolerate.
Risk can be difficult to gauge--
sometimes even the simplest
investments bear surprising risks.
The educated investor knows that
markets seldom move in just one
direction. There are times when a
market sector or asset class will
lose value or provide little in the
way of total return. Managing your
own expectations is easier with
help from someone who understands
the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help
you wade through the numerous
available mutual funds to find the
ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally.
Your financial professional will
review your investment objectives
with you. This means you can make
financial decisions based on the
assets and liabilities in your
current portfolio and your risk
tolerance--not just based on the
current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle
and selling at the bottom are among
the most common investor mistakes.
But sometimes it's difficult to
hold on to an investment when it's
losing value every month. Your
financial professional can answer
questions when you're confused or
worried about your investment, and
should remind you that you're
investing for the long haul.

Prudential World Fund, Inc.   Prudential International Value Fund

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information
about these funds, contact your
financial professional or call us
at (800) 225-1852. Read the
prospectus carefully before you
invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity
Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
                                   www.PruFN.com  (800) 225-1852


Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct
  purchase money fund and is only an
  exchangeable money fund.

**Not exchangeable with the
  Prudential mutual funds.

Prudential World Fund, Inc.    Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't
ever read this--they don't read
annual and semiannual reports. It's
quite understandable. These annual
and semiannual reports are prepared
to comply with federal regulations,
and are often written in language
that is difficult to understand. So
when most people run into those
particularly daunting sections of
these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some
changes to our mutual funds report
to make it easier to understand and
more pleasant to read. We hope
you'll find it profitable to spend a
few minutes familiarizing yourself
with your investment. Here's what
you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance
is often a shareholder's primary
concern, we present performance
information in two different
formats. You'll find it first on
the "Performance at a Glance" page
where we compare the Fund and the
comparable average calculated by
Lipper, Inc., a nationally
recognized mutual fund rating
agency. We report both the
cumulative total returns and the
average annual total returns. The
cumulative total return is the
total amount of income and
appreciation the Fund has achieved
in various time periods. The
average annual total return is an
annualized representation of the
Fund's performance. It gives you an
idea of how much the Fund has
earned in an average year for a
given time period. Under the
performance box, you'll see legends
that explain the performance
information, whether fees and sales
charges have been included in the
returns, and the inception dates
for the Fund's share classes.

See the performance comparison
charts at the back of the report
for more performance information.
Please keep in mind that past
performance is not indicative of
future results.

                                www.PruFN.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests
your money for you, reports on
successful--and not-so-successful--
strategies in this section of your
report. Look for recent purchases
and sales here, as well as
information about the sectors the
portfolio manager favors, and any
changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to
appear technical, but it's really just
a listing of each security held at
the end of the reporting period,
along with valuations and other
information. Please note that
sometimes we discuss a security in
the "Investment Adviser's Report"
section that doesn't appear in this
listing, because it was sold before
the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets
(the value of the Fund's holdings),
liabilities (how much the Fund
owes), and net assets (the Fund's
equity or holdings after the Fund
pays its debts) as of the end of the
reporting period. It also shows how
we calculate the net asset value
per share for each class of shares.
The net asset value is reduced by
payment of your dividend, capital
gain, or other distribution--but
remember that the money or new
shares are being paid or issued to
you. The net asset value fluctuates
daily, along with the value of
every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses
(including what you pay us to
manage your money). You'll also see
capital gains here--both realized
and unrealized.

Prudential World Fund, Inc.    Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and
expenses translate into changes
in net assets. The Fund is required
to pay out the bulk of its income to
shareholders every year, and this
statement shows you how we do it
(through dividends and distributions)
and how that affects the net assets.
This statement also shows how money
from investors flowed into and out
of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical
material that can intimidate
readers, but it does contain useful
information. The notes provide a
brief history and explanation of
your Fund's objectives. In
addition, they outline how
Prudential mutual funds prices
securities. The notes also explain
who manages and distributes the Fund's
shares and, more important, how much
they are paid for doing so. Finally,
the notes explain how many shares are
outstanding and the number issued
and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many
elements from prior pages, but on a
per-share basis. It is designed to
help you understand how the Fund
performed, and to compare this
year's performance and expenses to
those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent
accountant looks over our books and
certifies that the financial
statements are fairly presented in
accordance with generally accepted
accounting principles.

TAX INFORMATION
This is information that we report
annually about how much of your
total return is taxable. Should you
have any questions, you may want to
consult a tax adviser.

                             www.PruFN.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the
annual report and are required by
the Securities Exchange Commission.
Performance is presented here as
the return on a hypothetical
$10,000 investment in the Fund
since its inception or for 10 years
(whichever is shorter). To help you
put that return in context, we are
required to include the performance
of an unmanaged, broad-based
securities index as well. The index
does not reflect the cost of buying
the securities it contains or the
cost of managing a mutual fund. Of
course, the index holdings do not
mirror those of the Fund--the index
is a broad-based reference point
commonly used by investors to
measure how well they are doing. A
definition of the selected index is
also provided. Investors cannot
invest directly in an index.

Prudential World Fund, Inc.    Prudential International Value Fund

Class A  Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01

                                One Year    Five Years   Since Inception
With Sales Charge                -22.33%       3.12%        3.12%
Without Sales Charge             -18.25%       4.19%        4.16%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return since inception
of the share class. The graph
compares a $10,000 investment in
the Prudential International Value
Fund (Class A shares) with a
similar investment in the Morgan
Stanley Capital International EAFE(R)
Index (MSCI EAFE(R) Index) by
portraying the initial account
values at the commencement of
operations of Class A shares
(September 23, 1996) and the
account values at the end of the
current fiscal year (October 31,
2001) as measured on a quarterly
basis. For purposes of the graph,
and unless otherwise indicated, it
has been assumed that (a) the
maximum applicable front-end sales
charge was deducted from the
initial $10,000 investment in Class
A shares; (b) all recurring fees
(including management fees) were
deducted; and (c) all dividends and
distributions were reinvested. The
average annual total returns in the
table and the returns on investment
in the graph do not reflect the
deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The MSCI EAFE(R) Index is an
unmanaged, weighted index of
performance that reflects stock
price movements in Europe,
Australasia, and the Far East. The
MSCI EAFE(R) Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI EAFE(R) Index may differ
substantially from the securities
in the Fund. The MSCI EAFE(R) Index
is not the only one that may be
used to characterize performance of
international stock funds. Other
indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

                             www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                      (GRAPH)

Average Annual Total Returns as of 10/31/01

                         One Year     Five Years     Since Inception
With Sales Charge         -22.82%       3.23%            3.19%
Without Sales Charge      -18.93%       3.40%            3.37%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return since inception
of the share class. The graph
compares a $10,000 investment in
the Prudential International Value
Fund (Class B shares) with a
similar investment in the Morgan
Stanley Capital International EAFE(R)
Index (MSCI EAFE(R) Index) by
portraying the initial account
values at the commencement of
operations of Class B shares
(September 23, 1996) and the
account values at the end of the
current fiscal year (October 31,
2001), as measured on a quarterly
basis. For purposes of the graph,
and unless otherwise indicated, it
has been assumed that (a) the
maximum applicable contingent
deferred sales charge was deducted
from the value of the investment in
Class B shares, assuming full
redemption on October 31, 2001;
(b) all recurring fees (including
management fees) were deducted; and
(c) all dividends and distributions
were reinvested. Approximately
seven years after purchase, Class B
shares will automatically convert
to Class A shares on a quarterly
basis. The average annual total
returns in the table and the
returns on investment in the graph
do not reflect the deduction of
taxes that a shareholder would pay
on fund distributions or following
the redemption of fund shares.

The MSCI EAFE(R) Index is an
unmanaged, weighted index of
performance that reflects stock
price movements in Europe,
Australasia, and the Far East. The
MSCI EAFE(R) Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI EAFE(R) Index may differ
substantially from the securities
in the Fund. The MSCI EAFE(R) Index
is not the only one that may be
used to characterize performance of
international stock funds. Other
indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

Prudential World Fund, Inc.    Prudential International Value Fund

Class C     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01

                           One Year     Five Years     Since Inception
With Sales Charge           -20.47%       3.20%            3.17%
Without Sales Charge        -18.89%       3.41%            3.38%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return since inception
of the share class. The graph
compares a $10,000 investment in
the Prudential International Value
Fund (Class C shares) with a
similar investment in the Morgan
Stanley Capital International EAFE(R)
Index (MSCI EAFE(R) Index) by
portraying the initial account
values at the commencement of
operations of Class C shares
(September 23, 1996) and the
account values at the end of the
current fiscal year (October 31,
2001), as measured on a quarterly
basis. For purposes of the graph,
and unless otherwise indicated, it
has been assumed that (a) the
applicable front-end sales charge
was deducted from the initial
$10,000 investment in Class C
shares; (b) the applicable
contingent deferred sales charge
was deducted from the value of the
investment in Class C shares,
assuming full redemption on October
31, 2001; (c) all recurring fees
(including management fees) were
deducted; and (d) all dividends and
distributions were reinvested. The
average annual total returns in the
table and the returns on investment
in the graph do not reflect the
deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The MSCI EAFE(R) Index is an
unmanaged, weighted index of
performance that reflects stock
price movements in Europe,
Australasia, and the Far East. The
MSCI EAFE(R) Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI EAFE(R) Index may differ
substantially from the securities
in the Fund. The MSCI EAFE(R) Index
is not the only one that may be
used to characterize performance of
international stock funds. Other
indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

                               www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01

      One Year     Five Years      Since Inception
      -18.08%        4.45%            9.09%

Past performance is not indicative
of future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best-
and worst-year information within
the graph is designed to give you
an idea of how much the Fund's
returns can fluctuate from year to
year by measuring the best and
worst calendar years in terms of
total annual return since inception
of the share class. The graph
compares a $10,000 investment in
the Prudential International Value
Fund (Class Z shares) with a
similar investment in the Morgan
Stanley Capital International EAFE(R)
Index (MSCI EAFE(R) Index) by
portraying the initial account
values at the commencement of
operations of Class Z shares
(November 5, 1992) and the account
values at the end of the current
fiscal year (October 31, 2001), as
measured on a quarterly basis. For
purposes of the graph, and unless
otherwise indicated, it has been
assumed that (a) all recurring fees
(including management fees) were
deducted, and (b) all dividends and
distributions were reinvested.
Class Z shares are not subject to a
sales charge or distribution and
service (12b-1) fees. The average
annual total returns in the table
and the returns on investment in
the graph do not reflect the
deduction of taxes that a
shareholder would pay on fund
distributions or following the
redemption of fund shares.

The MSCI EAFE(R) Index is an
unmanaged, weighted index of
performance that reflects stock
price movements in Europe,
Australasia, and the Far East. The
MSCI EAFE(R) Index total returns
include the reinvestment of all
dividends, but do not include the
effect of sales charges or
operating expenses of a mutual
fund. The securities that comprise
the MSCI EAFE(R) Index may differ
substantially from the securities
in the Fund. The MSCI EAFE(R) Index
is not the only one that may be
used to characterize performance of
international stock funds. Other
indexes may portray different
comparative performance. Investors
cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and
Exchange Commission (SEC)
regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Bank of Ireland
   Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, CT 06830

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols       Nasdaq        CUSIP
  Class A          PISAX       743969503
  Class B          PISBX       743969602
  Class C          PCISX       743969701
  Class Z          PISZX       743969800

MF115E3  IFS-A067603

                       ANNUAL REPORT
                       OCTOBER 31, 2001

PRUDENTIAL
JENNISON INTERNATIONAL GROWTH FUND

                       FUND TYPE
                       Global/International stock

                       OBJECTIVE
                       Long-term growth of capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                   (LOGO)

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison International
Growth Fund (the Fund) seeks long-term
growth of capital by investing primarily in equity-related securities of foreign issuers. We invest in companies whose shares appear attractively valued both absolutely and when compared to the overall market. We look for large- and mid-cap companies that have above-average growth potential over the long term, as well as strong financial and operational characteristics. Special risks are associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/01
4.0%  Sanofi-Synthelabo SA
      Pharmaceuticals

4.0   Brambles Industries Ltd.
      Commercial Services & Supplies

4.0   Aventis SA
      Pharmaceuticals

3.9   Serono SA
      Biotechnology

3.7   Vodafone Group PLC
      Wireless Telecommunication Svcs.

3.6   Pearson PLC
      Media

3.5   VNU NV
      Media

3.3   TotalFinaElf SA
      Oil & Gas

2.9   Johnson Electric Holdings Ltd.
      Electrical Equipment

2.8   Novo Nordisk A/S (Class B Shares)
      Pharmaceuticals

Holdings are subject to change.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 10/31/01
19.7% Consumer Discretionary
15.2  Healthcare
13.2  Information Technology
11.0  Industrials
10.6  Financials
10.1  Consumer Staples
 9.6  Telecommunication Services
 3.3  Energy
 1.0  Utilities
 6.3  Cash & Equivalents

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/01
23.9% United Kingdom
14.2  France
 9.5  Germany
 8.3  Netherlands
 6.8  Spain
 6.5  Hong Kong
 4.1  Denmark
 4.0  Australia
 4.0  Japan
 3.9  Switzerland
 8.5  Other
 6.3 Cash & Equivalents
          www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

Cumulative Total Returns1                  As of 10/31/01
                                         One          Since
                                        Year       Inception2
  Class A                             -44.68%       -56.30%
  Class B                             -45.04        -56.80
  Class C                             -45.04        -56.80
  Class Z                             -44.50        -56.10
  Lipper International Fund Avg.3     -26.39        -36.48

Average Annual Total Returns1              As of 9/30/01
                                         One          Since
                                        Year       Inception2
  Class A                             -52.73%        -43.99%
  Class B                             -53.12         -44.04
  Class C                             -51.64         -42.94
  Class Z                             -50.18         -42.06

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges.
The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales
charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception date: Class A, B, C, and Z,
3/1/2000.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper
International Fund category. Funds in the Lipper International Fund Average invest their assets in securities with primary trading markets outside the United States.

(LOGO)                          December 14, 2001

DEAR SHAREHOLDER,
The 12 months ended October 31, 2001--the current reporting period of the Prudential
Jennison International Growth Fund--was an exceptionally difficult time for all equity investors. Share prices fell steeply in one of the worst global bear markets ever, which followed a historic decline in corporate profits. This was partially caused by prior surges in capital investment and inventory in the telecommunications-related technology industries, both of which substantially outran demand. In part, the share price decline also was a correction for prior enthusiasm for stocks in technology, media, and telecommunications (TMT)-- largely a result of the rapid growth--that pushed prices in those areas to unsustainable multiples of annual earnings.

As a growth fund, the Prudential Jennison
International Growth Fund was heavily
focused on the TMT industries. Although it had gains on its healthcare investments and on some stocks that moved against the general trend, its return was negative.
Shares in growth industries, and in TMT in particular, are likely to resume their advances eventually (albeit from lower prices), but we caution investors not to expect the kind of extraordinary gains that occurred just before the turn of the century. In recent years, by historical norms, advances in the mid-teens are above the long-term return for the market as a whole.

For more about the Fund's performance,
please refer to the Investment Adviser's
Report that follows.

Sincerely,

David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential
Jennison International Growth Fund

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Annual Report  October 31, 2001

INVESTMENT ADVISER'S REPORT

TELECOMMUNICATIONS LAY AT THE HEART OF THE DOWNTURN
We believe that the world is now only in a lull in a long-term social transformation that is being driven by the expansion of telecommunication services. Young people in Europe, the United States, and Japan now communicate through e-mail, wireless telephones, or text messages on both wired
Internet and wireless telephone services the way an earlier generation of American teens took to the home telephone. New services for information, entertainment, and business coordination have been developing rapidly. In emerging market countries, wireless telephones empower formerly isolated farmers by bringing them market news, keep families of overseas workers in touch with relatives who stayed behind in rural areas, and speed up the provision of ordinary service where the construction of wired lines has not kept up with demand. The Fund is invested heavily in the future of these industries.

However, some of the largest and most
successful telecommunications
companies are now widely thought to have overpaid for licenses for new generation services, while the penetration of their new services into Europe and North America and of old services into new markets is proceeding more slowly than expected.

The result has been a very steep decline
in the profits of telecommunications
service providers and a consequent drop of
their stocks. Our holdings in the industry,
particularly COLT Telecom Group, Marconi,
Vodafone Group (see Comments on Largest
Holdings), NTT DoCoMo, and Sonera Oyj had
a substantial negative impact on the Fund's
return. The related businesses of Internet
and private communications networks also
suffered, including our positions in Dimension
Data Holdings and Cable & Wireless PLC. The
downturn in the profits of service providers
brought about an abrupt crash in demand for
telecommunications and networking equipment.
We had significant positions in Nokia Oyj,
Datacraft Asia, and Alcatel. Taken together,
these telecommunication equipment-related
businesses accounted for the greater part
of the Fund's negative return.
                                    3

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/01
------------------------------------------------------------
4.0%  Sanofi-Synthelabo SA/Pharmaceuticals
      Sanofi-Synthelabo (France) is a drug
      company with about 50 new drugs in its
      pipeline, more than half already in clinical trials. It is currently producing even better profits than analysts expected. Among its key products are Plavix, an inexpensive drug that improves the efficiency for heart care of aspirin's anti-clotting effect, and Ambien, the fastest-growing hypnotic product in the world.

4.0  Brambles Industries Ltd./Commercial Services & Supplies
     Brambles (Australia) has a good mix of
     industrial services businesses. It is the world's largest operator of pallet pools for shipping. Because many companies ship primarily in one direction, it is more convenient and cost-effective for them to outsource pallet management. In the past two years, Brambles has added Wal-Mart and Home Depot to its customer list. It also is the third largest records management firm in the world, and its Cleanaway subsidiary provides waste management services in Europe and North America.

4.0  Aventis SA/Pharmaceuticals
     Aventis (France) is a large drug company that is meeting our expectations for profit growth largely because of its top-selling allergy drug Allegra, and Lovenox, which is used to treat deep-vein thrombosis (a dangerous form of blood clots) and other cardiovascular conditions. It has been among the better-performing European drug companies.

3.9  Serono SA/Biotechnology
     Serono (Switzerland) became one of the
     world's largest biotechnology firms by
     using recombinant manufacturing processes to develop new drugs. Its drug Rebif is used in the treatment of multiple sclerosis and still has potential long-term market growth in Europe. It also can have exceptionally rapid short-term growth if the U.S. Food and Drug Administration approves Rebif under the orphan drug provision as part of a temporary triple-shared monopoly. Among Serono's other drugs, Gonal-F for fertility treatment contributes to a large share of its revenues.

3.7  Vodafone Group PLC/Wireless Telecommunication Services
     Already the largest provider of cellular telephone services in the world, Vodafone
     (United Kingdom) bought a $2.5 billion
     stake in China Mobile, giving the company a significant presence in the Chinese cellular phone market. After a period of consolidation, Vodafone's operating profits are improving, as both pricing and margins are rising after a period of consolidation.

     Holdings are subject to change.
4
        www.PruFN.com  (800) 225-1852

Annual Report  October 31, 2001

We should note that these are the leading companies in their industries. COLT
Telecom Group, by far the largest
detractor, focuses on the profitable
business of wiring commercial buildings
with the most current technology, and is building its own networks between European cities so it can guarantee continuous quality service to its clients. A few large companies in the competitive local access business went bankrupt, so investors abandoned the group as a whole.
However, COLT continues to execute its
plan well and produce positive earnings
before interest, taxes, depreciation, and amortization (or EBITDA)--a commonly used measure of operating earnings for growing companies.

Vodafone is the world's largest wireless telephone company by far, while NTT DoCoMo dominates the Japanese mobile communications market, and is the global industry leader in terms of mobile data services. Nokia is the global leader in wireless handsets, and we expect it to continue to take market share in the coming years. When the telecommunications-related industries revive and resume their growth, as we are confident they will, these companies will be positioned more strongly, since less well-capitalized companies will have been weakened or eliminated by the earnings drought. In reducing our overall exposure to the industry, we sold our positions in Marconi (United Kingdom, telecommunication service--sale completed after period-end);
Alcatel (France, telecommunications equipment);
Sonera (Finland, telecommunication service);
and Cable & Wireless (United Kingdom,
telecommunication service). We also sold
UPC, a small European cable television
system operator, after its stock collapsed because its finances dried up when the industry deteriorated.

Logica (United Kingdom) is in a related
information analysis and communications
business. As a consultant firm, it helps
European utilities choose which power
suppliers they want to use from the common
grid that carries electricity and then
keep track of who owes how much to whom.
The firm's earnings have been growing at
approximately 40% a year for the past
several years, and its shares rose to
quite high multiples of current earnings
as a
                               5

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Annual Report  October 31, 2001

consequence. Its correction placed it
among the largest detractors from the
Fund's return over this reporting period.

THE M IN TMT ALSO WAS DOWN
The stocks of media companies also
performed poorly. This was due in part to investor bias against these stocks because they are in the once fashionable TMT grouping, but a larger part of the decline probably was more direct. The general economic slowdown that was triggered by the large reduction in capital spending resulted in a decline in advertising spending that hurt media companies.

The Fund's largest holding at the
beginning of this reporting period was the publisher Pearson PLC. Pearson was somewhat protected from the advertising slowdown because about 50% of its revenue comes from educational publishing through its Simon & Schuster subsidiary. Moreover, the company's profits are stable despite the declines in the portions of its business that are dependent upon advertising, such as the Financial Times and The Economist.
Nonetheless, the share price fell by more than 50%. Apparently investors feared that the decline in state tax revenues might result in reduced spending on textbooks and other educational material. We are monitoring this situation closely. We think the fall represents an overreaction;
we expect a recovery in 2002.

VNU was another publishing company with
relatively little exposure to
advertising, but whose price fell
nonetheless by association. We had a
smaller exposure to the French television channel TF1, but its large fall also hurt the Fund's return.

FINANCIALS ALSO DECLINED
The financial sector also was hurt by the impending economic slowdown, and our holdings--including DBS Group Holdings
(Singapore) and Banca Fideuram (Italy)-- hurt the Fund's return, although with a smaller impact than the TMT industries.
These stocks had become somewhat
expensive,
         www.PruFN.com  (800) 225-1852

and also suffered from the move away from high-valuation stocks. DBS operates primarily in Singapore, and benefits from Southeast Asia's need for well-managed banks, which are crucial for economic development. Our European banks are benefiting from individuals' greater need to invest for retirement because government plans are no longer sufficient to provide the retirement lifestyle they desire. Banks are the primary channel for the new investment this generates. We think their share price correction is a cyclical hesitation in a long-term climb.

SOME OTHER SIGNIFICANT DETRACTORS
Johnson Electric (Hong Kong) manufactures small motors, such as those found in power tools and automobile door locks and windows. With operations in China and Thailand, it is a low-cost manufacturer.
Its business has grown as manufacturers of business equipment, autos, home appliances, etc., outsource their production. We added to our holdings early in the period.
The share price rose rapidly, and we took some profits. However, about a third of Johnson's business consists of sales to the automobile industry, and many investors expected a downturn, so Johnson's shares fell sharply. Since then, some auto manufacturers have been allowing their profit per vehicle to shrink in order to sustain their market share and minimize the need for layoffs. Johnson's share price bottomed toward the end of September.

Li & Fung (Hong Kong) is another supplier
of outsourced products--apparel that is sold
by brands such as Limited and Abercrombie & Fitch.
It acts as agent for a network of 6,000 factories
in underdeveloped countries throughout the
world, and undertakes all management
responsibilities, including an ethical
audit. Some of the fashion retailers who
are its customers were hesitant to take on
inventory this year because of concerns
that the economic slowdown would hurt
spring sales. Other customers, such as
Kohl's, are doing well, and the company's
profit growth is still strong. We expect
the share price to recover.
                                     7

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Annual Report  October 31, 2001

ASM International (Netherlands) is one of the leading manufacturers of equipment used in the processing of silicon wafers for semiconductors. In addition, the company participates in the post-production packaging business through a majority stake in ASM Pacific (Hong Kong).
It is innovative and is gaining market
share. Its earnings have been relatively good in this terrible environment for the semiconductor industry, but we had a significant position, and it had a modest decline. Its share prices bounced sharply at the end of September.

All of the stocks we discuss in this
section also suffered from the flight
from emerging market stocks because of the instability in the global marketplace. This is a fairly predictable overreaction to stress that can set the stage for a rapid recovery when investors look more dispassionately at the equity bargains.

OUR HEALTHCARE STOCKS HAD GOOD RETURNS
Our largest healthcare positions at
period-end included the drug companies
Sanofi-Synthelabo and Aventis (see
Comments on Largest Holdings for both). We also bought and then sold positions in two other drug companies, AstraZeneca (United
Kingdom) and Lundbeck (Denmark), during the period. All made positive contributions over this fiscal year. Sanofi's shares rose over 25%, while our smaller Lundbeck position rose more than 40%.

SOME OTHER LARGE GAINS
We bought the clothing manufacturer
Inditex (Spain) late in the period, so its positive contribution to the Fund's return was modest in comparison with the stock's rapid climb. Inditex makes popular styles with a very short lead time, so it does not generate obsolete inventories. It has been very successful in Europe, but still has plenty of room for growth.

Marschollek, Lautenschlager and Partners
(MLP) (Germany) offers financial advice
targeted at young professionals. It has
been in business for about 20 years, so
its client base is beginning to accumulate significant wealth. The firm is beginning to expand out of Germany, and its earnings have been
            www.PruFN.com  (800) 225-1852

growing rapidly. The positive impact on
the Fund was only moderate because we had a small position.

We also had a modest gain when we took our profits on Grupo Financiero BBVA Bancomer
(Mexico), a bank that has been improving its performance. The portfolio continues to benefit from our additions of Reckett
Benckiser (United Kingdom), a consumer
goods company, and TotalFinaElf (France), an oil and gas company, during this fiscal year.

LOOKING AHEAD
The Fund's portfolio was on the aggressive side, despite our moving somewhat toward companies that were less exposed to the pace of economic growth. Although our holdings had below-average performances in the terrible market of the past 12 months, they have outperformed the market since its bottom in late September. We expect to move slowly toward more economically exposed companies as the new calendar year unfolds and before most investors are prepared to commit fully to an economic recovery. However, we are focusing narrowly on the companies we think are best positioned to weather the downturn-- those with strong balance sheets and strategic positions.

We continue to think our TMT holdings are better investment values than other stocks in their industries, with strong product lines, solid balance sheets, and excellent growth prospects.

Prudential Jennison International Growth Fund Management Team

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Portfolio of Investments as of October 31, 2001

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.7%
Common Stocks  90.2%
-------------------------------------------------------------------------------------
Australia  4.0%
    824,621   Brambles Industries Ltd.                              $    4,532,179
-------------------------------------------------------------------------------------
Denmark  4.1%
     32,300   ISS A/S(a)                                                 1,523,604
     78,520   Novo Nordisk A/S (Class 'B' Shares)                        3,186,236
                                                                    --------------
                                                                         4,709,840
-------------------------------------------------------------------------------------
Finland  1.5%
     83,990   Nokia Oyj                                                  1,757,271
-------------------------------------------------------------------------------------
France  14.2%
     41,975   Altran Technologies SA                                     1,928,070
     61,458   Aventis SA                                                 4,525,100
     69,500   Sanofi-Synthelabo SA                                       4,585,160
     58,970   Societe Television Francaise 1                             1,325,677
     26,818   TotalFinaElf SA                                            3,768,018
                                                                    --------------
                                                                        16,132,025
-------------------------------------------------------------------------------------
Germany  6.0%
     27,678   MLP AG                                                     1,854,683
      8,100   Muenchener Rueckversicherungs-Gesellschaft AG              2,141,190
     27,130   SAP AG                                                     2,810,021
                                                                    --------------
                                                                         6,805,894
-------------------------------------------------------------------------------------
Hong Kong  6.5%
  2,189,352   Convenience Retail Asia Ltd.(a)                              687,677
  3,770,400   Johnson Electric Holdings Ltd.                             3,286,998
     27,200   HSBC Holdings PLC                                            294,665
  3,246,400   Li & Fung Ltd.                                             3,100,712
                                                                    --------------
                                                                         7,370,052
-------------------------------------------------------------------------------------
Iceland  0.5%
     69,800   deCODE GENETICS, Inc.(a)                                     558,400

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Italy  2.8%
    218,600   Banca Fideuram SpA                                    $    1,348,661
     47,625   Tod's SpA                                                  1,822,997
                                                                    --------------
                                                                         3,171,658
-------------------------------------------------------------------------------------
Japan  4.0%
      8,900   Nintendo Co., Ltd.                                         1,372,754
        233   NTT DoCoMo, Inc.                                           3,159,838
                                                                    --------------
                                                                         4,532,592
-------------------------------------------------------------------------------------
Netherlands  8.3%
    179,200   ASM International NV(a)                                    2,851,072
     93,600   Koninklijke Ahold NV                                       2,635,280
    136,372   VNU NV                                                     3,979,534
                                                                    --------------
                                                                         9,465,886
-------------------------------------------------------------------------------------
Singapore  3.7%
    930,913   Datacraft Asia Ltd.                                        3,016,158
    198,800   DBS Group Holdings Ltd.                                    1,133,357
                                                                    --------------
                                                                         4,149,515
-------------------------------------------------------------------------------------
Spain  6.8%
    277,038   Banco Bilbao Vizcaya Argentaria, SA                        3,101,505
    134,400   Industria de Diseno Textil, SA(a)                          2,505,715
    172,300   Telefonica, SA                                             2,070,156
                                                                    --------------
                                                                         7,677,376
-------------------------------------------------------------------------------------
Switzerland  3.9%
      5,641   Serono SA                                                  4,459,925
-------------------------------------------------------------------------------------
United Kingdom  23.9%
    129,800   Bradford & Bingley PLC                                       570,080
    492,439   Capita Group PLC                                           3,115,270
    838,847   COLT Telecom Group PLC(a)                                  1,433,424
    305,300   Diageo PLC                                                 3,048,045
        249   GlaxoSmithKline PLC                                            6,699
    355,300   International Power PLC(a)                                 1,141,935
    250,810   Logica PLC                                                 2,713,763

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
          5   Marconi PLC                                           $            2
    344,796   Pearson PLC                                                4,126,825
    214,849   Reckitt Benckiser PLC                                      2,999,562
    274,200   Reed International PLC                                     2,245,070
     66,165   Royal Bank of Scotland Group PLC                           1,582,881
  1,843,588   Vodafone Group PLC                                         4,262,997
                                                                    --------------
                                                                        27,246,553
                                                                    --------------
              Total common stocks (cost $146,354,725)                  102,569,166
                                                                    --------------
PREFERRED STOCKS  3.5%
-------------------------------------------------------------------------------------
Germany  3.5%
      7,059   Porsche AG                                                 1,970,910
     44,900   Wella AG                                                   2,064,449
                                                                    --------------
              Total preferred stocks (cost $4,622,220)                   4,035,359
                                                                    --------------
              Total long-term investments (cost $150,976,945)          106,604,525
                                                                    --------------
SHORT-TERM INVESTMENT  5.8%
Principal
Amount
(000)
----------------------------------------------------------------------------------
Repurchase Agreement
$     6,544   Joint Repurchase Agreement Account,
               2.58%, 11/1/01 (cost $6,544,000; Note 5)                  6,544,000
                                                                    --------------
              Total Investments  99.5%
               (cost $157,520,945; Note 4)                             113,148,525
              Other assets in excess of liabilities  0.5%                  590,165
                                                                    --------------
              Net Assets  100%                                      $  113,738,690
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
A/S--Aktieselskap (Danish Stock Company).
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennootachap (Dutch Corporation).
Oyj--Jalkinen Osakeyhtio (Finnish Company).
PLC--Public Limited Company (British Company).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).
    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

The industry classification of portfolio holdings shown as a percentage of net assets as of October 31, 2001 was as follows:

Pharmaceuticals                                                 10.8%
Media                                                           10.3
Commercial Services & Supplies                                   8.1
Banks                                                            6.6
Wireless Telecommunication Services                              6.5
Biotechnology                                                    4.4
Communications Equipment                                         4.2
IT Consulting & Services                                         4.1
Textiles & Apparel                                               3.8
Insurance                                                        3.5
Oil & Gas                                                        3.3
Diversified Telecommunication Services                           3.1
Electrical Equipment                                             2.9
Food & Drug Retailing                                            2.9
Beverages                                                        2.7
Distributors                                                     2.7
Household Products                                               2.6
Semiconductor Equipment & Products                               2.5
Software                                                         2.5
Personal Products                                                1.8
Automobiles                                                      1.7
Household Durables                                               1.2
Electric Utilities                                               1.0
Real Estate                                                      0.5
Repurchase Agreement                                             5.8
                                                               -----
                                                                99.5
Other assets in excess of liabilities                            0.5
                                                               -----
                                                                100.0%
                                                               -----
                                                               -----

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $157,520,945)                           $113,148,525
Foreign currency, at value (cost $905,843)                               913,875
Cash                                                                       1,887
Receivable for investments sold                                        1,446,321
Interest and dividends receivable                                        131,799
Tax reclaim receivable                                                    66,289
Receivable for Series shares sold                                         40,665
Deferred expenses and other assets                                           927
                                                                  ----------------
      Total assets                                                   115,750,288
                                                                  ----------------
LIABILITIES
Payable for Series shares reacquired                                   1,506,783
Accrued expenses                                                         333,537
Management fee payable                                                    84,088
Distribution fee payable                                                  73,791
Withholding taxes payable                                                 13,399
                                                                  ----------------
      Total liabilities                                                2,011,598
                                                                  ----------------
NET ASSETS                                                          $113,738,690
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    262,339
   Paid-in capital in excess of par                                  297,399,891
                                                                  ----------------
                                                                     297,662,230
   Net investment loss                                                   (28,515)
   Accumulated net realized loss on investments                     (139,533,091)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (44,361,934)
                                                                  ----------------
Net assets, October 31, 2001                                        $113,738,690
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($28,859,887
      / 6,597,288 shares of common stock issued and
      outstanding)                                                         $4.37
   Maximum sales charge (5% of offering price)                               .23
                                                                  ----------------
   Maximum offering price to public                                        $4.60
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($54,810,158 / 12,694,256 shares of common stock
      issued and outstanding)                                              $4.32
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($24,003,470
      / 5,559,208 shares of common stock issued and
      outstanding)                                                         $4.32
   Sales charge (1% of offering price)                                       .04
                                                                  ----------------
   Offering price to public                                                $4.36
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($6,065,175 / 1,383,159 shares of common stock
      issued and outstanding)                                              $4.39
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $191,060)        $    1,519,296
   Interest                                                               142,923
                                                                  ----------------
      Total income                                                      1,662,219
                                                                  ----------------
Expenses
   Management fee                                                       1,617,604
   Distribution fee--Class A                                              119,282
   Distribution fee--Class B                                              877,309
   Distribution fee--Class C                                              410,572
   Transfer agent's fees and expenses                                     417,000
   Custodian's fees and expenses                                          262,000
   Reports to shareholders                                                215,000
   Registration fees                                                      138,000
   Amortization of offering costs                                          69,000
   Legal fees and expenses                                                 36,000
   Audit fee                                                               35,000
   Directors' fees and expenses                                            10,000
   Miscellaneous                                                           13,943
                                                                  ----------------
      Total expenses                                                    4,220,710
                                                                  ----------------
Net investment loss                                                    (2,558,491)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (121,287,360)
   Foreign currency transactions                                         (457,294)
                                                                  ----------------
                                                                     (121,744,654)
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                         12,665,146
   Foreign currencies                                                      47,189
                                                                  ----------------
                                                                       12,712,335
                                                                  ----------------
Net loss on investments and foreign currencies                       (109,032,319)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (111,590,810)
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Statement of Changes in Net Assets

                                                    Year           March 1, 2000(a)
                                                   Ended                Through
                                              October 31, 2001     October 31, 2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $   (2,558,491)       $  (1,129,285)
   Net realized loss on investment and
      foreign currency transactions              (121,744,654)         (18,812,338)
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies           12,712,335          (57,074,269)
                                              ----------------    -------------------
   Net decrease in net assets resulting
      from operations                            (111,590,810)         (77,015,892)
                                              ----------------    -------------------
Series share transactions (net of
   conversions)
   (Note 6)
   Net proceeds from shares sold                  126,243,090          463,656,475
   Cost of shares reacquired                     (192,251,847)         (95,302,326)
                                              ----------------    -------------------
   Net increase (decrease) in net assets
      from Series share transactions              (66,008,757)         368,354,149
                                              ----------------    -------------------
Total increase (decrease)                        (177,599,567)         291,338,257
NET ASSETS
Beginning of period                               291,338,257                   --
                                              ----------------    -------------------
End of period                                  $  113,738,690        $ 291,338,257
                                              ----------------    -------------------
                                              ----------------    -------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Jennison International Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Global Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
    18

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
                                                                          19

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering Expenses: Approximately $205,000 were incurred in connection with the organization of the Series. Offering costs of approximately $205,000 were amortized ratably over a period of twelve months from the date the Series commenced investment operations through March 2001.

      Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment loss by $2,529,976, decrease accumulated net realized loss on investments by $457,294 and decrease paid-in capital in excess of par by $2,987,270 for expenses not deductible for tax purposes, net operating losses and net realized foreign currency losses during the year ended October 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises Jennison's performance of such services. PIFM pays for the services of Jennison, the cost of compensation of officers of the
    20

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series' average daily net assets over $1.5 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 2001.

      PIMS has advised the Series that they received approximately $130,400 and $27,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended October 31, 2001, it received approximately $688,100 and $120,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM's name changed to Prudential Investments LLC.

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is
                                                                          21

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended October 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Series incurred fees of approximately $370,100 for the services of PMFS. As of October 31, 2001, approximately $29,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 aggregated $118,806,884 and $191,975,258, respectively.

      The United States federal income tax basis of the Series' investments at October 31, 2001 was $163,767,487 and accordingly, net unrealized depreciation on investments for federal income tax purposes was $50,618,962 (gross unrealized appreciation--$3,971,143; gross unrealized depreciation--$54,590,105).

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2001 of approximately $133,302,000 of which $13,222,000 expires in 2008 and $120,080,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
Note 5. Joint Repurchase Agreement Account

The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2001, the Series had a 1.40% undivided interest in the the joint account. The undivided interest for the Series represents $6,544,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
    22

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/1/01. The value of the collateral including accrued interest was $159,116,030.

      Greenwich Capital Markets, Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,112,701.

      Salomon Smith Barney, Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   9,949,221    $ 55,839,084
Shares reacquired                                           (13,074,286)    (76,447,782)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,125,065)    (20,608,698)
Shares issued upon conversion from Class B                      192,324       1,229,888
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,932,741)   $(19,378,810)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  14,509,151    $139,773,215
Shares reacquired                                            (5,102,631)    (46,351,336)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,406,520      93,421,879
Shares issued upon conversion from Class B                      123,509       1,147,012
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 9,530,029    $ 94,568,891
                                                            -----------    ------------
                                                            -----------    ------------

                                                                          23

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   2,515,668    $ 15,696,768
Shares reacquired                                            (6,394,492)    (39,208,173)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,878,824)    (23,511,405)
Shares reacquired upon conversion into Class A                 (193,899)     (1,229,888)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (4,072,723)   $(24,741,293)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  19,156,117    $187,515,754
Shares reacquired                                            (2,265,301)    (19,987,510)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 16,890,816     167,528,244
Shares reacquired upon conversion into Class A                 (123,837)     (1,147,012)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                16,766,979    $166,381,232
                                                            -----------    ------------
                                                            -----------    ------------
Class C
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   1,900,307    $ 11,370,515
Shares reacquired                                            (4,521,171)    (27,454,227)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,620,864)   $(16,083,712)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  10,244,005    $100,815,705
Shares reacquired                                            (2,063,933)    (18,205,015)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 8,180,072    $ 82,610,690
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   7,732,646    $ 43,336,723
Shares reacquired                                            (8,838,640)    (49,141,665)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,105,994)   $ (5,804,942)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                   3,681,534    $ 35,551,801
Shares reacquired                                            (1,192,381)    (10,758,465)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 2,489,153    $ 24,793,336
                                                            -----------    ------------
                                                            -----------    ------------
---------------
  (a) Commencement of investment operations.

    24

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Financial Highlights

                                                               Class A
                                               ---------------------------------------
                                                     Year            March 1, 2000(a)
                                                    Ended                 Through
                                               October 31, 2001      October 31, 2000
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.91               $ 10.00
                                                   --------              --------
Income from investment operations:
Net investment loss                                    (.06)                  (--)(d)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (3.48)                (2.09)
                                                   --------              --------
      Total from investment operations                (3.54)                (2.09)
                                                   --------              --------
Net asset value, end of period                     $   4.37               $  7.91
                                                   --------              --------
                                                   --------              --------
TOTAL RETURN(b)                                      (44.68)%              (21.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 28,860               $75,354
Average net assets (000)                           $ 47,713               $85,757
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees(e)                             1.73%                 1.56%(c)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.48%                 1.31%(c)
   Net investment loss                                 (.86)%                 (--)(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate(f)                            63%                   61%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods less than one full year is not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) The distributor of the Series agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(f) Portfolio turnover for periods less than one full year are not annualized.
    See Notes to Financial Statements                                     25

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Financial Highlights Cont'd.

                                                               Class B
                                               ---------------------------------------
                                                     Year            March 1, 2000(a)
                                                    Ended                 Through
                                               October 31, 2001      October 31, 2000
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.87              $   10.00
                                                   --------          -----------------
Income from investment operations:
Net investment loss                                    (.11)                  (.05)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (3.44)                 (2.08)
                                                   --------          -----------------
      Total from investment operations                (3.55)                 (2.13)
                                                   --------          -----------------
Net asset value, end of period                     $   4.32              $    7.87
                                                   --------          -----------------
                                                   --------          -----------------
TOTAL RETURN(b)                                      (45.04)%               (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 54,810              $ 131,919
Average net assets (000)                           $ 87,731              $ 147,626
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                2.48%                  2.31%(c)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.48%                  1.31%(c)
   Net investment loss                                (1.60)%                 (.78)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods less than one full year is not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Financial Highlights Cont'd.

                                                               Class C
                                               ---------------------------------------
                                                     Year            March 1, 2000(a)
                                                    Ended                 Through
                                               October 31, 2001      October 31, 2000
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.87               $ 10.00
                                                   --------              --------
Income from investment operations:
Net investment loss                                    (.12)                 (.05)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (3.43)                (2.08)
                                                   --------              --------
      Total from investment operations                (3.55)                (2.13)
                                                   --------              --------
Net asset value, end of period                     $   4.32               $  7.87
                                                   --------              --------
                                                   --------              --------
TOTAL RETURN(b)                                      (45.04)%              (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 24,004               $64,362
Average net assets (000)                           $ 41,057               $79,138
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                2.48%                 2.31%(c)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.48%                 1.31%(c)
   Net investment loss                                (1.61)%                (.74)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods less than one full year is not annualized.
(c) Annualized.
    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Financial Highlights Cont'd.

                                                               Class Z
                                               ---------------------------------------
                                                     Year            March 1, 2000(a)
                                                    Ended                 Through
                                               October 31, 2001      October 31, 2000
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.92               $ 10.00
                                                   --------              --------
Income from investment operations:
Net investment income (loss)                           (.06)                  .01
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (3.47)                (2.09)
                                                   --------              --------
   Total from investment operations                   (3.53)                (2.08)
                                                   --------              --------
Net asset value, end of period                     $   4.39               $  7.92
                                                   --------              --------
                                                   --------              --------
TOTAL RETURN(b)                                      (44.50)%              (20.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $  6,065               $19,703
Average net assets (000)                           $ 13,805               $22,320
Ratios to average net assets:
   Expenses, including distribution and
   service (12b-1) fees                                1.48%                 1.31%(c)
   Expenses, excluding distribution and
   service (12b-1) fees                                1.48%                 1.31%(c)
   Net investment income (loss)                        (.59)%                 .23%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods less than one full year is not annualized.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
Growth Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--

Prudential Jennison International Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Jennison International Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2001

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
           www.PruFN.com  (800) 225-1852


Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential
mutual funds.

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these
reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations
(CMOs): Mortgage-backed bonds that
separate mortgage pools into different
maturity classes called tranches. These
instruments are sensitive to changes in
interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to
another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

          www.PruFN.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that
the interest rate charged on borrowed
funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the
difference between "bid" and "asked"
prices of a security, or between the
yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Class A  Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
With Sales Charge        -47.45%         -40.93%
Without Sales Charge     -44.68%         -39.08%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison
International Growth Fund (Class A shares) with a similar investment in the Morgan
Stanley Capital International EAFE*
Index (MSCI EAFE* Index) by portraying the initial account values at the commencement of operations of Class A shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial
$10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI EAFE* Index is an unmanaged,
weighted index of performance that
reflects stock price movements in Europe, Australasia, and the Far East. The MSCI
EAFE* Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE*
Index may differ substantially from the
securities in the Fund. The MSCI EAFE*
Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

          www.PruFN.com  (800) 225-1852


Class B  Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
With Sales Charge        -47.79%         -40.96%
Without Sales Charge     -45.04%         -39.50%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison
International Growth Fund (Class B shares) with a similar investment in the Morgan
Stanley Capital International EAFE*
Index (MSCI EAFE* Index) by portraying the initial account values at the commencement of operations of Class B shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on
October 31, 2001; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions
were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI EAFE* Index is an unmanaged,
weighted index of performance that
reflects stock price movements in Europe, Australasia, and the Far East. The MSCI
EAFE* Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE*
Index may differ substantially from the
securities in the Fund. The MSCI EAFE*
Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

Prudential World Fund, Inc.  Prudential Jennison International Growth Fund

Class C  Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
With Sales Charge        -46.13%          -39.87%
Without Sales Charge     -45.04%          -39.50%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison
International Growth Fund (Class C shares) with a similar investment in the Morgan
Stanley Capital International EAFE*
Index (MSCI EAFE* Index) by portraying the initial account values at the commencement of operations of Class C shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI EAFE* Index is an unmanaged,
weighted index of performance that
reflects stock price movements in Europe, Australasia, and the Far East. The MSCI
EAFE* Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE*
Index may differ substantially from the
securities in the Fund. The MSCI EAFE*
Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

          www.PruFN.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 10/31/01
                         One Year     Since Inception
                          -44.50%         -38.92%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Jennison
International Growth Fund (Class Z shares) with a similar investment in the Morgan
Stanley Capital International EAFE*
Index (MSCI EAFE* Index) by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI EAFE* Index is an unmanaged,
weighted index of performance that
reflects stock price movements in Europe, Australasia, and the Far East. The MSCI
EAFE* Index total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE*
Index may differ substantially from the
securities in the Fund. The MSCI EAFE*
Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in
accordance with Securities and Exchange
Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    Nasdaq      CUSIP
  Class A       PJRAX     743969859
  Class B       PJRBX     743969867
  Class C       PJRCX     743969875
  Class Z        N/A      743969883
MF190E        IFS-A067564